Exhibit 99.1

                                                                 EXECUTION COPY

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                       WACHOVIA AUTO OWNER TRUST 2006-A,
                                  as Issuer,



                       POOLED AUTO SECURITIES SHELF LLC,
                                 as Depositor,



                                      and



                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as Seller and Master Servicer



                     -------------------------------------


                         SALE AND SERVICING AGREEMENT

                           Dated as of June 1, 2006

                     -------------------------------------








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                               TABLE OF CONTENTS

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                                  ARTICLE ONE

                                                    DEFINITIONS
Section 1.01.  General Definitions................................................................................5
Section 1.02.  Other Definitional Provisions.....................................................................22
Section 1.03.  Interpretive Provisions...........................................................................22


                                                    ARTICLE TWO

                                            CONVEYANCE OF TRUST PROPERTY

Section 2.01.  Conveyance of Trust Property......................................................................23
Section 2.02.  Representations and Warranties of the Seller as to the Receivables................................27
Section 2.03.  Representations and Warranties of the Depositor as to the Receivables.............................27
Section 2.04.  Repurchase of Receivables Upon Breach.............................................................29
Section 2.05.  Custody of Receivable Files.......................................................................29
Section 2.06.  Duties of Master Servicer as Custodian............................................................30
Section 2.07.  Instructions; Authority to Act....................................................................31
Section 2.08.  Indemnification by Custodian......................................................................31
Section 2.09.  Effective Period and Termination..................................................................31


                                                   ARTICLE THREE

                                 ADMINISTRATION AND SERVICING OF THE TRUST PROPERTY

Section 3.01.  Duties of Master Servicer.........................................................................33
Section 3.02.  Subservicers......................................................................................34
Section 3.03.  Collection of Receivable Payments; Modification of Receivables....................................35
Section 3.04.  Realization Upon Receivables......................................................................36
Section 3.05.  Maintenance of Physical Damage Insurance Policies.................................................37
Section 3.06.  Maintenance of Security Interests in Financed Vehicles............................................37
Section 3.07.  Covenants of Master Servicer......................................................................37
Section 3.08.  Purchase of Receivables Upon Breach...............................................................38
Section 3.09.  Servicing Compensation; Payment of Certain Expenses by Master Servicer............................38
Section 3.10.  Master Servicer's Certificate.....................................................................38
Section 3.11.  Annual Statement as to Compliance; Notice of Servicer Termination Events..........................39
Section 3.12.  Annual Accountants' Report........................................................................39
Section 3.13.  Access to Certain Documentation and Information Regarding Receivables.............................40


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Section 3.14.  Reports to the Commission.........................................................................40
Section 3.15.  Reports to Rating Agencies........................................................................40


                                                    ARTICLE FOUR

                             DISTRIBUTIONS; RESERVE FUND; STATEMENTS TO SECURITYHOLDERS

Section 4.01.  Establishment of Accounts.........................................................................41
Section 4.02.  Collections.......................................................................................42
Section 4.03.  Application of Collections........................................................................42
Section 4.04.  Advances..........................................................................................42
Section 4.05.  Additional Deposits...............................................................................43
Section 4.06.  Determination Date Calculations; Application of Available Funds...................................44
Section 4.07.  Reserve Fund......................................................................................45
Section 4.08.  Pre-Funding Account...............................................................................47
Section 4.09.  Negative Carry Account............................................................................47
Section 4.10.  Net Deposits......................................................................................48
Section 4.11.  Statements to Securityholders.....................................................................48
Section 4.12.  Control of Accounts...............................................................................50


                                                    ARTICLE FIVE

                                                   THE DEPOSITOR

Section 5.01.  Representations and Warranties of Depositor.......................................................51
Section 5.02.  Liability of Depositor; Indemnities...............................................................52
Section 5.03.  Merger, Consolidation or Assumption of the Obligations of Depositor; Certain Limitations..........53
Section 5.04.  Limitation on Liability of Depositor and Others...................................................56
Section 5.05.  Depositor Not to Resign...........................................................................56
Section 5.06.  Depositor May Own Securities......................................................................56


                                                    ARTICLE SIX

                                                THE MASTER SERVICER

Section 6.01.  Representations and Warranties of Master Servicer.................................................57
Section 6.02.  Liability of Master Servicer; Indemnities.........................................................58
Section 6.03.  Merger, Consolidation or Assumption of the Obligations of Master Servicer.........................60
Section 6.04.  Limitation on Liability of Master Servicer and Others.............................................60
Section 6.05.  Wachovia Bank Not to Resign as Master Servicer....................................................61
Section 6.06.  Master Servicer May Own Securities................................................................61

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                                                   ARTICLE SEVEN

                                            SERVICER TERMINATION EVENTS

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Section 7.01.  Servicer Termination Events.......................................................................62
Section 7.02.  Appointment of Successor Master Servicer..........................................................63
Section 7.03.  Effect of Servicing Transfer......................................................................64
Section 7.04.  Notification to Noteholders, Certificateholders and Rating Agencies...............................65
Section 7.05.  Waiver of Past Servicer Termination Events........................................................65
Section 7.06.  Repayment of Advances.............................................................................65


                                                   ARTICLE EIGHT

                                                    TERMINATION

Section 8.01.  Optional Purchase of All Receivables..............................................................66


                                                    ARTICLE NINE

                                               EXCHANGE ACT REPORTING

Section 9.01.  Further Assurances................................................................................67
Section 9.02.  Form 10-D Filings.................................................................................67
Section 9.03.  Form 8-K Filings..................................................................................67
Section 9.04.  Form 10-K Filings.................................................................................67
Section 9.05.  Report on Assessment of Compliance and Attestation................................................68
Section 9.06.  Back-up Sarbanes-Oxley Certification..............................................................68
Section 9.07.  Use of Subcontractors.............................................................................69
Section 9.08.  Representations and Warranties....................................................................70
Section 9.09.  Indemnification...................................................................................70


                                                    ARTICLE TEN

                                                   MISCELLANEOUS

Section 10.01.  Amendment........................................................................................72
Section 10.02.  Protection of Title to Issuer....................................................................73
Section 10.03.  Notices..........................................................................................75
Section 10.04.  Assignment.......................................................................................76
Section 10.05.  Severability.....................................................................................76
Section 10.06.  Further Assurances...............................................................................76
Section 10.07.  No Waiver; Cumulative Remedies...................................................................76
Section 10.08.  Third-Party Beneficiaries........................................................................76


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Section 10.09.  Actions by Securityholders.......................................................................77
Section 10.10.  Separate Counterparts............................................................................77
Section 10.11.  Headings.........................................................................................77
Section 10.12.  GOVERNING LAW....................................................................................77
Section 10.13.  Nonpetition Covenants............................................................................77
Section 10.14.  Limitation of Liability of Owner Trustee and Indenture Trustee...................................77


                                                     SCHEDULES

Schedule A - Location of Receivable Files......................................................................SA-1
Schedule B - Item 1119 Parties.................................................................................SB-1
Schedule C - ..................................................................................................SC-1

                  Part I:     Minimum Servicing Criteria (to be addressed in Assessment of
                              Compliance Statement)
                  Part II:    Form 10-D Disclosure Items
                  Part III:   Form 10-K Disclosure Items
                  Part IV:    Form 8-K Disclosure (Reportable Events)

Schedule D - Performance Certification (Trustee/Reporting Subcontractor).......................................SD-1
Schedule E - Performance Certification (Master Servicer).......................................................SE-1


                                                      EXHIBITS

Exhibit A - Representations and Warranties as to the Receivables................................................A-1
Exhibit B - Form of Distribution Statement......................................................................B-1
Exhibit C - Form of Master Servicer's Certificate...............................................................C-1
Exhibit D - Form of Second-Tier Subsequent Assignment...........................................................D-1
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      This Sale and Servicing Agreement, dated as of June 1, 2006, is among
Pooled Auto Securities Shelf LLC, a Delaware limited liability company
("PASS"), as depositor (the "Depositor"), Wachovia Bank, National Association,
a national banking association ("Wachovia Bank"), as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and Wachovia Auto Owner Trust 2006-A, a Delaware statutory trust, as issuer
(the "Issuer").

      WHEREAS, the Issuer desires to purchase from the Depositor portfolios of receivables arising in connection with motor vehicle retail installment sale contracts (the "Receivables") purchased by Wachovia Bank in the ordinary course of its business and sold to the Depositor as of the date hereof and from time to time hereafter but no later than September 30, 2006;

      WHEREAS, the Depositor is willing to sell the Receivables to the Issuer pursuant to the terms hereof; and

      WHEREAS, the Master Servicer is willing to service the Receivables pursuant to the terms hereof.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

      Section 1.01. General Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      "Account Collateral" means, with respect to each Account, such Account, together with all cash, securities, Financial Assets and investments and other property from time to time deposited or credited to such Account and all proceeds thereof, including, with respect to (i) the Reserve Fund, the Reserve Fund Initial Deposit and any Reserve Fund Subsequent Deposits, (ii) the Pre-Funding Account, the Pre-Funding Account Initial Deposit, and (iii) the Negative Carry Account, the Maximum Negative Carry Amount.

      "Accounts" means the Collection Account, the Note Payment Account, the Reserve Fund, the Pre-Funding Account and the Negative Carry Account.

      "Administration Agreement" means the administration agreement, dated as of June 1, 2006, among the Administrator, the Issuer, the Depositor and the Indenture Trustee.

      "Administrator" means Wachovia Bank, in its capacity as administrator under the Administration Agreement, and its successors in such capacity.

      "Advance" means, with respect to a Receivable, the amount which is being advanced with respect to such Receivable as of the last day of a Collection Period by the Master Servicer pursuant to Section 4.04.


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      "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agreement" means this Sale and Servicing Agreement.

      "Amount Financed" means, with respect to any Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the related Financed Vehicle and any related costs, including accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of a motor vehicle retail installment sale contract.

      "Available Collections" means, for any Distribution Date and the related Collection Period, (i) all Obligor payments received by the Master Servicer with respect to the Receivables during the related Collection Period (including Subsequent Receivables acquired during the Pre-Funding Period with amounts on deposit in the Pre-Funding Account) that were received after the related Cutoff Date or Dates (other than amounts comprising the Supplemental Servicing Fee),
(ii) all Net Liquidation Proceeds, Insurance Proceeds, Recoveries and Dealer Recourse received with respect to the Receivables during such Collection Period, (iii) in the event that collections on or in respect of the Receivables are required to be deposited by the Master Servicer into the Collection Account on a daily basis pursuant to Section 4.02, all net investment earnings on funds on deposit in the Collection Account, (iv) the aggregate Purchase Amount deposited in the Collection Account on the related Deposit Date, (v) all Prepayments received with respect to the Receivables during such Collection Period attributable to any refunded item included in the Amount Financed (including amounts received as a result of rebates of extended warranty contract costs and insurance premiums and proceeds received under physical damage, theft, credit life and credit disability insurance policies) and (vi) all Advances deposited into the Collection Account by the Master Servicer on the related Deposit Date; provided, however, that Available Collections shall not include any payments or other amounts (including Net Liquidation Proceeds) received with respect to any (a) Purchased Receivable, the Purchase Amount for which was included in Available Collections for a previous Distribution Date and (b) Receivable to the extent that the Master Servicer has made an unreimbursed Advance with respect to such Receivable and is entitled to reimbursement from payments in respect of such Receivables or other Receivables or other amounts pursuant to Section 4.04.

      "Available Funds" means, with respect to any Distribution Date, the sum of (i) Available Collections, (ii) the Reserve Fund Draw Amount, if any, (iii) the Negative Carry Account Draw Amount, if any, (iv) if such Distribution Date immediately follows the end of the Collection Period in which the Pre-Funding Period ends, any funds remaining in the Negative Carry Account and (v) investment earnings on amounts on deposit in the Pre-Funding Account.

      "Basic Documents" means this Agreement, the Administration Agreement, the Indenture, the Control Agreement, the Note Depository Agreement, the Receivables Purchase Agreement, the Trust Agreement, each Subsequent Transfer Document and any other documents or


                                       6
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certificates delivered in connection herewith or therewith including, the Power of Attorney pursuant to Section 1.02(c) of the Administration Agreement.

      "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. ss. 101 et seq.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware, St. Paul, Minnesota or Charlotte, North Carolina are authorized by law, regulation or executive order to be closed.

      "Certificate" has the meaning specified in the Trust Agreement.

      "Certificate Payment Account" means the account established and maintained pursuant to Section 4.01.

      "Certificate Percentage Interest" means, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of the holder of such Certificate in the Issuer. The initial Certificate Percentage Interest held by PASS Holding LLC shall be 100%.

      "Certification Parties" means a Certifying Person and the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates.

      "Certificateholder" has the meaning specified in the Trust Agreement.

      "Certifying Person" means the Person who signs the Sarbanes-Oxley Certification.

      "Class" has the meaning specified in the Indenture.

      "Class A Notes" has the meaning specified in the Indenture.

      "Class B Final Scheduled Distribution Date" has the meaning specified in the Indenture.

      "Class B Noteholder" has the meaning specified in the Indenture.

      "Class B Notes" has the meaning specified in the Indenture.

      "Closing Date" has the meaning specified in the Indenture.

      "Code" has the meaning specified in the Indenture.

      "Collateral" has the meaning specified in the Indenture.

      "Collection Account" means the account designated as such, and established and maintained pursuant to Section 4.01.

      "Collection Period" has the meaning specified in the Indenture.

      "Commission" means the Securities and Exchange Commission.


                                       7
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      "Contract Rate" means, with respect to any Receivable, the annual percentage rate of interest stated in such Receivable.

      "Control" has the meaning specified in Section 8-106 of the UCC.

      "Control Agreement" means the control agreement, dated as of June 1, 2006, among the Issuer, the Master Servicer, Wachovia Bank and the Indenture Trustee, relating to the Accounts held by the Master Servicer.

      "Controlling Class" has the meaning specified in the Indenture.

      "Corporate Trust Office" has the meaning specified in the Indenture or the Trust Agreement, depending on whether reference is made to the Indenture Trustee or the Owner Trustee.

      "Cumulative Net Loss Percentage" has the meaning specified in the Indenture.

      "Cutoff Date" means the date after which the Issuer will be entitled to receive all amounts related to the Receivables, which will be, in the case of
(i) the Initial Receivables, the Initial Cutoff Date, and (ii) a Subsequent Receivable, the related Subsequent Cutoff Date.

      "Cutoff Date Pool Balance" means the sum of the aggregate principal balance of (i) the Initial Receivables as of the Initial Cutoff Date and (ii) the Subsequent Receivables as of their respective Subsequent Cutoff Dates.

      "Dealer" means the dealer of motor vehicles who sold a Financed Vehicle and who originated and assigned the Receivable relating to such Financed Vehicle to the Seller under an existing agreement between such Dealer and the Seller.

      "Dealer Agreement" means an agreement between the Seller and a Dealer, entered into by the Seller in the ordinary course of its business, providing for the sale of Receivables by the Dealer to the Seller.

      "Dealer Recourse" means, with respect to a Receivable, all recourse rights against the Dealer which originated the Receivable, and any successor to such Dealer.

      "Defaulted Receivable" means a Receivable as to which, the earlier of (i) any payment, or any part of any payment, due under such Receivable has become 120 days or more delinquent (whether or not the Master Servicer has repossessed the related Financed Vehicle), (ii) the Master Servicer has repossessed and sold the related Financed Vehicle or (iii) the Master Servicer has determined in accordance with its customary practices that such Receivable is uncollectible; provided, however, that (a) a Receivable will not become a Defaulted Receivable until the last day of the Collection Period during which one of the foregoing events first occurs and (b) a Purchased Receivable will not be deemed to be a Defaulted Receivable.

      "Deposit Date" means, with respect to any Distribution Date and the related Collection Period, the Business Day immediately preceding such Distribution Date.


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      "Depositor" has the meaning specified in the Trust Agreement.

      "Determination Date" means, with respect to any Distribution Date, the third Business Day preceding such Distribution Date, commencing on July 17, 2006.

      "Distribution Date" has the meaning specified in the Indenture.

      "Dollars" or "$" mean the lawful currency of the United States.

      "Eligible Deposit Account" means either (i) a segregated deposit account over which the Indenture Trustee or the Owner Trustee, as the case may be, has sole signature authority, maintained with an Eligible Institution meeting the requirements of clause (i) of the definition of the term "Eligible Institution" or (ii) a segregated trust account maintained with the trust department of an Eligible Institution meeting the requirements of clause (ii) of the definition of the term "Eligible Institution", in each case bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders, the Noteholders or the Certificateholders, as the case may be.

      "Eligible Institution" means (i) Wachovia Bank, the corporate trust department of the Indenture Trustee or the corporate trust department of the Owner Trustee or (ii) any other depository institution organized under the laws of the United States or any State or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States or any State qualified to take deposits and subject to supervision and examination by federal or state banking authorities which at all times has either a long-term unsecured debt rating of at least "BBB-" from Standard & Poor's and "BBB-" from Fitch if rated by Fitch, or a long-term unsecured debt rating, a short-term unsecured debt rating or a certificate of deposit rating acceptable to Standard & Poor's and Fitch and whose deposits are insured by the Federal Deposit Insurance Corporation; provided, however, that (a) the commercial paper, short-term debt obligations or other short-term deposits of the depository institution described in clause (ii) above must be rated at least "F1+" by Fitch, if rated by Fitch, and at least "A-1+" by Standard & Poor's if deposits are to be held in an account maintained with such depository institution pursuant to this Agreement for fewer than 30 days and (b) the long-term unsecured debt obligations of the depository institution described in clause
(ii) above must be rated at least "AA-" by Standard & Poor's and "AA-" by Fitch if rated by Fitch if deposits are to be held in an account maintained with such depository institution pursuant to this Agreement for more than 30 days.

      "Eligible Servicer" means a Person which, at the time of its appointment as Master Servicer, (i) has a net worth of not less than $50,000,000, (ii) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle loans, (iii) is legally qualified, and has the capacity, to service the Receivables, (iv) has demonstrated the ability to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle loans similar to the Receivables professionally and competently in accordance with standards of skill and care that are consistent with prudent industry standards and (v) is qualified and entitled to use pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Master Servicer uses in connection with performing its duties and responsibilities under this

Agreement or obtains rights to use, or develops at its own expense, software which is adequate to perform its duties and responsibilities under this Agreement.

      "Entitlement Holder" has the meaning specified in Section 8-102 of the UCC.

      "Entitlement Order" has the meaning specified in Section 8-102 of the UCC.

      "Event of Default" has the meaning specified in the Indenture.

      "Excess Collections" has the meaning specified in the Indenture.

      "Exchange Act" has the meaning specified in the Indenture.

      "Exchange Act Reports" shall mean any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Issuer under the Exchange Act.

      "FDIC Rule" has the meaning specified in the Receivables Purchase
Agreement.

      "Final Scheduled Distribution Date" has the meaning specified in the Indenture.

      "Financed Vehicle" means, with respect to any Receivable, the related new or used motor vehicle, together with all accessions thereto, securing the related Obligor's indebtedness under such Receivable.

      "Financial Asset" has the meaning specified in Section 8-102(a)(9) of the UCC.

      "First-Tier Subsequent Assignment" means a first tier subsequent assignment, dated not later than September 30, 2006, between the Seller and the Depositor.

      "Fitch" has the meaning given to such term in the Indenture.

      "Form 10-D Disclosure Item" means, with respect to any Person, any event specified on Part II of Schedule C for which such Person is the responsible party, if such Person or, in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge of such event.

      "Form 10-K Disclosure Item" means, with respect to any Person, (i) any Form 10-D Disclosure Item and (ii) any additional items specified on Part III of Schedule C for which such person is the responsible party, if such Person or, in the event that such Person is the Indenture Trustee or the Owner Trustee, a Responsible Officer of such Person, has actual knowledge thereof.

      "Holder" has the meaning specified in the Indenture.

      "Indenture" means the indenture, dated as of June 1, 2006, between the Issuer and the Indenture Trustee.

      "Indenture Trustee" has the meaning specified in the Indenture.


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

      "Independent" has the meaning specified in the Indenture.

      "Initial Cutoff Date" means the close of business on May 31, 2006.

      "Initial Note Balance" means, as the context may require, with respect to
(i) all of the Notes, $1,300,000,000 or (ii) any Note, an amount equal to the initial denomination of such Note.

      "Initial Receivables" means the Receivables described in the Schedule of Initial Receivables and transferred by the Depositor to the Issuer on the Closing Date, having an aggregate principal balance as of the Initial Cutoff Date of $956,734,813.92.

      "Initial Regular Overcollateralization Percentage" means a percentage equal to 0.50%.

      "Initial Yield Supplement Overcollateralization Percentage" means a percentage equal to 0.45%

      "Insolvency Event" means with respect to the Depositor or the Master Servicer, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of the assets of such Person in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of the assets of such Person, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such person or for any substantial part of the assets of such Person, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of any action by such Person in furtherance of any of the foregoing.

      "Insurance Proceeds" means proceeds paid by any insurer under a comprehensive and collision or limited dual interest insurance relating to a Receivable, other than funds used for the repair of the related Financed Vehicle or otherwise released to the related Obligor in accordance with normal servicing procedures, after reimbursement to the Master Servicer for expenses recoverable under the related insurance policy.

      "Interest Distributable Amount" has the meaning specified in the Indenture.

      "Interest Rate" has the meaning specified in the Indenture.

      "Issuer" has the meaning specified in the Indenture.


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

      "Item 1119 Party" means the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee and any other material transaction party, as identified in Schedule B hereto.

      "Lien" means any security interest, lien, claim, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' or materialmen's liens, judicial liens and any liens that may attach to a Financed Vehicle by operation of law.

      "Master Servicer" means Wachovia Bank, in its capacity as master servicer of the Receivables under this Agreement, and its successors in such capacity.

      "Master Servicer's Certificate" means an Officer's Certificate signed by a Servicing Officer delivered pursuant to Section 3.10, substantially in the form of Exhibit C.

      "Maximum Negative Carry Amount" means an amount deposited into the Negative Carry Account on the Closing Date equal to $6,265,062.63.

      "Monthly Payment" means, with respect to any Receivable, the amount of each fixed monthly payment payable to the obligee under such Receivable in accordance with the terms thereof, net of any portion of such monthly payment that represents late payment charges, extension fees or similar items.

      "Monthly Remittance Condition" means that (i) (a) Wachovia Bank is the Master Servicer, (b) Wachovia Bank's short-term unsecured debt is rated at least "A-1" by Standard & Poor's and "F1" by Fitch and (c) no Servicer Termination Event shall have occurred and be continuing or (ii) each Rating Agency, has agreed that the deposit of collections on or in respect of the Receivables into the Collection Account may be made by the Master Servicer on a monthly, rather than a daily, basis.

      "Monthly Servicing Fee" means, for any Collection Period, the fee payable to the Master Servicer on the related Distribution Date for services rendered during such Collection Period, which is equal to the product of 1/12 of 0.50% and the Pool Balance as of the first day of that Collection Period (or as of the Initial Cutoff Date in the case of the first Distribution Date); provided, that if a successor servicer has replaced the Master Servicer, the Servicing Fee will be equal to a rate determined at the time of such replacement (such rate being the lowest of three bids obtained from three other parties who are qualified to act as successor servicer).

      "Monthly Trustee Fees" has the meaning specified in the Indenture.

      "Motor Vehicle Receivables" has the meaning specified in Section 5.03(b)(ii)(A).

      "Motor Vehicle Securities" has the meaning specified in Section 5.03(b)(ii)(B).

      "Negative Carry Account" means the account designated as such, and established and maintained pursuant to Sections 4.01 and 4.09.

      "Negative Carry Account Amount" means, as of any date, the amount on deposit in the Negative Carry Account.

      "Negative Carry Account Draw Amount" means, with respect to any Distribution Date (including and prior to the Distribution Date following the Collection Period in which the Pre-Funding Period ends), the excess (if positive) of (i) the balance on deposit in the Negative Carry Account as of such date over (ii) the product of (a) 5.379%, (b) the Pre-Funding Account Amount as of the last day of the related Collection Period and (c) the percentage equivalent of a fraction, the numerator of which is the actual number of days from and including such Distribution Date to but excluding the October 20, 2006 Distribution Date and the denominator of which is 360.

      "Net Liquidation Proceeds" means all amounts received by the Master Servicer with respect to any Defaulted Receivable during the Collection Period in which such Receivable became a Defaulted Receivable, minus the sum of (i) any amount required by law to be remitted to the related Obligor and (ii) any expenses incurred by the Master Servicer in connection with collection of such Receivable and the repossession and disposition of the related Financed Vehicle (to the extent not previously reimbursed).

      "Net Losses" means, with respect to any Collection Period, the difference (which may be positive or negative) of (i) the aggregate Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period and (ii) the aggregate Net Liquidation Proceeds and Recoveries received by the Master Servicer during such Collection Period.

      "Nonrecoverable Advance" means an Advance which the Master Servicer determines in its sole discretion is not recoverable from payments made on or in respect of the related Receivable.

      "Note Balance" has the meaning specified in the Indenture.

      "Note Depository Agreement" has the meaning specified in the Indenture.

      "Note Payment Account" means the account designated as such, and established and maintained pursuant to Section 4.01.

      "Note Pool Factor" means, with respect to each Class of Notes as of any Distribution Date, a seven-digit decimal figure equal to the Note Balance of such Class of Notes as of such Distribution Date (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original principal amount of such Class of Notes.

      "Noteholder" has the meaning specified in the Indenture.

      "Notes" has the meaning specified in the Indenture.

      "Obligor" means, with respect to any Receivable, the purchaser or co-purchasers of the related Financed Vehicle purchased in part or in whole by the execution and delivery of a Receivable or any other Person who owes or may be liable for payments under a Receivable.

      "Officer's Certificate" means a certificate signed by the chairman, the president, any Vice President, the treasurer or the secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Indenture Trustee or the Owner Trustee.

      "Opinion of Counsel" means a written opinion of counsel (who may be an employee of or outside counsel to the Depositor or the Master Servicer), which counsel shall be acceptable to the related Trustee or the Rating Agencies, as the case may be.

      "Outstanding" has the meaning specified in the Indenture.

      "Owner Trust Estate" has the meaning specified in the Trust Agreement.

      "Owner Trustee" has the meaning specified in the Trust Agreement.

      "PASS" has the meaning specified in the Receivables Purchase Agreement.

      "Performance Certification" means each certification delivered to the Certifying Person pursuant to Section 9.06.

      "Permitted Investments" means, at any time, any one or more of the following obligations, instruments, investments and securities:

            (i) direct obligations of, and obligations fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States;

            (ii) demand deposits, time deposits, bankers' acceptances or certificates of deposit, having maturities of not more than 365 days, of any depository institution or trust company incorporated under the laws of the United States or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that
      (a) such investment shall not have an `r' highlighter affixed to its rating and its terms shall have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change and (b) at the time of the investment, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a rating from Standard & Poor's of at least "A-1+" and from Fitch of at least "F1+," if rated by Fitch;

            (iii) repurchase obligations, having maturities of not more than 365 days, with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause
      (ii) above;

            (iv) short-term corporate securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State thereof; provided, however, that (a) such investment shall not have an `r' highlighter affixed to its rating and its terms shall have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change and (b) at the time of the investment, the short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such corporation) of such corporation shall have a rating from Standard & Poor's of at least "A-1+" and from Fitch of at least "F1+," if rated by Fitch;

            (v) commercial paper having, maturities of not more than 365 days, at the time of the investment, a rating from Standard & Poor's of at least "A-1+" and from Fitch of at least "F1+," if rated by Fitch; provided, however, that such investment shall not have an `r' highlighter affixed to its rating and its terms shall have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change;

            (vi) guaranteed investment contracts issued by an insurance company or other corporation as to which the Rating Agency Condition shall have been satisfied;

            (vii) investments in money market funds having a rating from Standard & Poor's of at least "AAA-m" or "AAAm-G" and from Fitch of at least "AAA," if rated by Fitch (including funds for which the Indenture Trustee, the Owner Trustee, the Master Servicer or any of their respective Affiliates is investment manager or advisor); and

            (viii) any other investment as to which the Rating Agency Condition shall have been satisfied; provided, however, that in no event shall any such investment have a long-term rating of less than "AA" from Standard & Poor's, and "AA," from Fitch, if rated by Fitch, or a short-term rating of less than "A-1" from Standard & Poor's and "F1," from Fitch, if rated by Fitch;

provided, that, except as otherwise provided in Section 4.07(b), each of the foregoing investments shall mature no later than the Deposit Date immediately following the Collection Period in which such investment was made (other than in the case of the investment of monies in instruments of which the entity at which the related Account, as the case may be, is located is the obligor, which may mature on the related Distribution Date following the Collection Period in which such investment was made), and shall be required to be held to such maturity.

      Notwithstanding anything to the contrary contained in this definition,
(a) no Permitted Investment may be purchased at a premium, (b) no obligation or security shall be a "Permitted Investment" unless (i) the Indenture Trustee has Control over such obligation or security and (ii) at the time the Indenture Trustee first obtained Control or the Indenture Trustee became the Entitlement Holder with respect to such obligation or security, the Indenture Trustee did not have notice of any adverse claim with respect thereto within the meaning of
Section 8-102 of the UCC and (c) with respect to investments above that require a rating of "A-1+" from Standard and Poor's, such investments in certain short-term debt of issuers or deposits in institutions rated "A-1" by Standard & Poor's will be permitted so long as (1) the total amount of investments in "A-1" issuers or deposits in "A-1" institutions must be limited to investments of the amount on deposit in the Collection Account and the Pre-Funding Account and (2) the total amount of "A-1" investments shall not represent more than 20% of the Note Balance as of any date.

      For purposes of this definition, any reference to the highest available credit rating of an obligation means the highest available credit rating for such obligation, or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any Securities by such Rating Agency.

      "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Pool Balance" means, as of the first or last day of any Collection Period, the aggregate Principal Balance of the Receivables as of such first or last day, as the case may be; provided, however, that if the Receivables are purchased by the Master Servicer pursuant to Section 8.01(a) or are sold or otherwise liquidated by the Indenture Trustee following an Event of Default pursuant to Section 5.04 of the Indenture, the Pool Balance shall be deemed to be zero as of the last day of the Collection Period during which such purchase, sale or other liquidation occurs.

      "Pre-Funding Account" means the account established and maintained as such pursuant to Sections 4.01 and 4.08.

      "Pre-Funding Account Amount" means, as of any date, the amount on deposit in the Pre-Funding Account, excluding the net investment earnings on amounts on deposit in the Pre-Funding Account.

      "Pre-Funding Account Initial Deposit" means $352,354,166.81.

      "Pre-Funding Period" means, the period from and including the Closing Date to and ending on the earliest of the (i) date on which the Pre-Funding Account Amount has been reduced to less than $100,000 because of purchases of Subsequent Receivables, (ii) date on which an Event of Default or Servicer Termination Event occurs, (iii) date on which an Insolvency Event occurs with respect to the Depositor or the Master Servicer and (iv) close of business on September 30, 2006.

      "Prepayment" means any prepayment, whether in part or in full, in respect of a Receivable.

      "Principal Balance" means, with respect to any Receivable as of any date, the Amount Financed under such Receivable minus the sum of (i) that portion of all Monthly Payments actually received on or prior to such date allocable to principal using the Simple Interest Method, (ii) any rebates of extended warranty contract costs or physical damage, theft, credit life or credit disability insurance premiums included in the Amount Financed and (iii) any Prepayment applied to reduce the unpaid principal balance of such Receivable; provided, however, that the Principal Balance of a (a) Defaulted Receivable shall be zero as of the last day of the Collection Period during which it became a Defaulted Receivable and (b) Purchased Receivable shall be zero as of the last day of the Collection Period during which it became a Purchased Receivable.

      "Priority Principal Distributable Amount" has the meaning specified in the Indenture.

      "Provided Information" means, with respect to (i) the Indenture Trustee, the Servicing Criteria Assessment provided under Article Nine by or on behalf of the Indenture Trustee and (ii) the Master Servicer, the information provided pursuant to Section 3.11 and Section 3.12, by or on behalf of the Master Servicer.

      "Purchase Amount" means the price at which the Seller must repurchase or the Master Servicer must purchase a Receivable in an amount equal to the sum of
(i) the Principal Balance of such Receivable plus (ii) the amount of accrued but unpaid interest on such Principal Balance at the related Contract Rate to the last day of the month of repurchase.

      "Purchased Receivable" means a Receivable repurchased as of the last day of a Collection Period as to which payment of the Purchase Amount has been made by the Seller pursuant to Section 2.04 or by the Master Servicer pursuant to
Section 3.08 or 8.01.

      "Rating Agency" has the meaning specified in the Indenture.

      "Rating Agency Condition" has the meaning specified in the Indenture.

      "Receivable" means each motor vehicle retail installment sales contract transferred by the Depositor to the Issuer hereunder on the Closing Date or on a Subsequent Transfer Date pursuant to the related Second-Tier Subsequent Assignment, and all rights and obligations thereunder.

      "Receivable Files" has the meaning specified in Section 2.05.

      "Receivables Purchase Agreement" means the receivables purchase agreement, dated as of June 1, 2006, between the Seller and PASS.

      "Recoveries" means, with respect to any Collection Period following the Collection Period in which a Receivable became a Defaulted Receivable, all amounts received by the Master Servicer with respect to such Defaulted Receivable during such Collection Period, net of the sum of (i) any amount required by law to be remitted to the related Obligor and (ii) any expenses incurred by the Master Servicer in connection with collection of such Receivable and the repossession and disposition of the related Financed Vehicle (to the extent not previously reimbursed).

      "Regular Overcollateralization Target Amount" has the meaning specified in the Indenture.

      "Regulation AB" means subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, subject to such clarification and interpretation as has been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Reportable Event" means, with respect to any Person, any event required to be reported on Form 8-K, including each event specified in Part IV of Schedule C, (i) for which such Person is the responsible party and (ii) of which such Person (or in the case of the Indenture Trustee, a Responsible Officer of such Person) has actual knowledge.

      "Reporting Subcontractor" means any Subcontractor determined pursuant to
Section 9.07 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      "Representative" means Wachovia Capital Markets, LLC, as representative of the Underwriters.

      "Required Payment Amount" has, with respect to each Distribution Date, the meaning specified in Section 4.06(a)(ix).

      "Required Rating" means, with respect to any entity, the short-term credit rating of the related entity is at least equal to "F1+" by Fitch, if rated by Fitch and "A-1+" by Standard & Poor's.

      "Required Reserve Fund Amount" means, for any Distribution Date, an amount equal to 0.50% of the Cutoff Date Pool Balance; provided, however, that the Required Reserve Fund Amount (i) may not exceed the Note Balance and (ii) will be zero if the Pool Balance as of the last day of the related Collection Period is zero.

      "Reserve Fund" means the account designated as such, and established and maintained pursuant to Section 4.07.

      "Reserve Fund Amount" means, with respect to any Distribution Date, the amount on deposit in and available for withdrawal from the Reserve Fund on such Distribution Date (after giving effect to all deposits to and withdrawals from the Reserve Fund on such Distribution Date), including all interest and other investment earnings (net of losses and investment expenses) earned on such amount during the related Collection Period.

      "Reserve Fund Deficiency" has the meaning specified in Section
4.06(b)(iii).

      "Reserve Fund Draw Amount" has the meaning specified in Section
4.06(b)(i).

      "Reserve Fund Initial Deposit" means an amount equal to $2,391,837.03.

      "Reserve Fund Property" has the meaning specified in Section 4.07(a).

      "Reserve Fund Subsequent Deposit" means, with respect to any Subsequent Receivables transferred to the Issuer on a Subsequent Transfer Date, an amount equal to 0.25% of the aggregate principal balance of such Subsequent Receivables as of the related Subsequent Cutoff Date.

      "Responsible Officer" means, in the case of (i) the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture, including any principal, managing director, president, Vice President, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) the Owner Trustee, any officer in the Corporate Trust Administration department of the Owner Trustee with direct responsibility for the administration of the Issuer and, with respect to a particular corporate trust matter, any other officer of the Owner Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Sarbanes-Oxley Certification" means the certification concerning the Issuer, to be signed by an officer of the Master Servicer or the Depositor and submitted to the Commission pursuant to the Sarbanes-Oxley Act of 2002.

      "Schedule of Initial Receivables" means the Schedule of Receivables attached as Schedule A to the Receivables Purchase Agreement, reflecting the Receivables transferred on the Closing Date.

      "Schedule of Receivables" means the schedule of Receivables attached as Schedule A to the Receivables Purchase Agreement, which may include, as the context requires, the Schedule of Initial Receivables, as supplemented by one or more Schedules of Subsequent Receivables.

      "Schedule of Subsequent Receivables" means any list of Subsequent Receivables attached as Schedule A to the related First-Tier Subsequent Assignment.

      "Second-Tier Subsequent Assignment" means a second tier subsequent assignment, dated as of the date of the related First-Tier Subsequent Assignment, between the Depositor and the Issuer, in substantially the form of Exhibit D hereto.

      "Secondary Principal Distributable Amount" has the meaning specified in the Indenture.

      "Securities Act" means the Securities Act of 1933.

      "Securitization Trust" has the meaning specified in Section 5.03(b)(ii).

      "Security" means a Note or a Certificate, as the case may be.

      "Security Entitlement" has the meaning specified in Section 8-102(a)(17) of the UCC.

      "Securityholders" means the Noteholders and the Certificateholders.

      "Seller" has the meaning specified in the Receivables Purchase Agreement.

      "Sequential Payment Trigger" has the meaning specified in the Indenture.

      "Servicer Termination Event" has the meaning specified in Section 7.01.

      "Servicer Termination Notice" has the meaning specified in Section 7.01.

      "Servicing Criteria" shall mean the "servicing criteria" set forth in
Item 1122(d) of Regulation AB.

      "Servicing Criteria Assessment" means a report of the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as set forth under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

      "Servicing Officer" means any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers attached to an Officer's Certificate furnished on the Closing Date to the

Trustees by the Master Servicer, as such list may be amended from time to time by the Master Servicer in writing.

      "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which a portion of such payment is allocated to interest in an amount equal to the product of the Contract Rate of the related Receivable multiplied by the unpaid Principal Balance of such Receivable multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the applicable calendar month and a 365-day year) elapsed since the preceding payment was made and the remainder of such payment is allocated to principal.

      "Simple Interest Receivable" means any Receivable under which each payment is allocated between principal and interest in accordance with the Simple Interest Method.

      "Standard & Poor's" has the meaning specified in the Indenture.

      "State" has the meaning specified in the Indenture.

      "Subcontractor" shall mean any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the asset-backed securities market) of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Master Servicer.

      "Subsequent Cutoff Date" means, with respect to the Subsequent Receivables, the close of business on the date specified by the Depositor in the Second-Tier Subsequent Assignment for the related Subsequent Transfer Date; provided that such date shall be no later than August 31, 2006.

      "Subsequent Receivable" means Receivables described in a Schedule of Subsequent Receivables (an identical copy of which is attached as Schedule A to the related Second-Tier Subsequent Assignment) and transferred by the Depositor to the Issuer on a Subsequent Transfer Date.

      "Subsequent Transfer Date" means, with respect to any Subsequent Receivable, the Business Day, occurring on or before the last day of the Pre-Funding Period, on which the related Second-Tier Subsequent Assignment is executed and delivered and such Subsequent Receivable is transferred to the Issuer.

      "Subsequent Transfer Documents" means each First-Tier Subsequent Assignment, Second-Tier Subsequent Assignment and, if required, each Third-Tier Subsequent Assignment.

      "Successor Master Servicer" means any entity appointed as a successor to the Master Servicer pursuant to Section 7.02.

      "Supplemental Servicing Fee" means the sum of (i) all extension fees charged in connection with extensions of Receivables and (ii) any administration fees and charges and all late payment fees and prepayment fees actually collected (from whatever source) on the Receivables.

      "Third-Tier Subsequent Assignment" means a third tier subsequent assignment, dated as of the date of the related First-Tier Subsequent Assignment, between the Issuer and the Indenture Trustee.

      "Total Servicing Fee" means, for any Collection Period and the related Distribution Date, the sum of (i) the Monthly Servicing Fee for such Collection Period and (ii) all accrued but unpaid Monthly Servicing Fees for one or more prior Collection Periods.

      "Total Trustee Fees" has the meaning specified in the Indenture.

      "Transition Costs" means the reasonable costs and expenses (including reasonable attorneys' fees but excluding overhead) incurred or payable by the Successor Master Servicer in connection with the transfer of servicing (whether due to termination, resignation or otherwise), including allowable compensation of employees and overhead costs incurred or payable in connection with the transfer of the Receivable Files or any amendment to this Agreement required in connection with the transfer of servicing.

      "Trust Agreement" means the second amended and restated trust agreement, dated as of June 1, 2006, between the Depositor and the Owner Trustee.

      "Trust Fees and Expenses" means all accrued and unpaid fees of the Trustees, any amounts due to the Trustees for reimbursement of expenses or in respect of indemnification and other administrative fees of the Issuer.

      "Trust Property" means, as of any date, the Initial Receivables and other property related thereto sold, transferred, assigned and conveyed to the Issuer pursuant to Section 2.01(a), together with the Subsequent Receivables and other property related thereto sold, transferred, assigned and conveyed to the Issuer pursuant to Section 2.01(b), on or prior to such date pursuant to a Second-Tier Subsequent Assignment.

      "Trustees" has the meaning specified in the Indenture.

      "UCC" has the meaning specified in the Indenture.

      "Underwriters" means the underwriters named in Schedule A to the Underwriting Agreement.

      "Underwriting Agreement" means the underwriting agreement, dated June 14, 2006, between PASS and the Representative, relating to the purchase of the Notes by the Underwriters from PASS.

      "United States" has the meaning specified in the Indenture.

      "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President", who is a duly elected officer of such Person.

      "Wachovia Bank" means Wachovia Bank, National Association.

      "Yield Supplement Overcollateralization Amount" means, for any Distribution Date, the lesser of (i) the Yield Supplement Overcollateralization Target Amount for such Distribution Date and (ii) the amount by which the Pool Balance plus the Pre-Funding Account Amount, as of the last day of the related Collection Period, exceeds the Note Balance (after giving effect to all payments made on such Distribution Date).

      "Yield Supplement Overcollateralization Target Amount" has the meaning specified in the Indenture.

      Section 1.02. Other Definitional Provisions.

      (a) Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

      (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      Section 1.03. Interpretive Provisions. With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive;
(iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) references to a Person are also to its successors and permitted assigns; (viii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection, Schedule and Exhibit references in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the applicable UCC.

                                  ARTICLE TWO

                          CONVEYANCE OF TRUST PROPERTY

      Section 2.01. Conveyance of Trust Property.

      (a) In consideration of the Issuer's delivery to or upon the order of the Depositor on the Closing Date of authenticated Notes, in authorized denominations in an aggregate principal amount equal to the Initial Note Balance, and authenticated Certificates, the Depositor hereby irrevocably sells, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor, whether now owned or existing or hereafter acquired or arising, and wheresoever located, in, to and under the following:

            (i) the Initial Receivables and all amounts due and collected on or in respect of the Initial Receivables (including proceeds of the repurchase of Initial Receivables by the Seller pursuant to Section 2.04 or the purchase of Initial Receivables by the Master Servicer pursuant to
      Section 3.08 or 8.01) after the Initial Cutoff Date;

            (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and any other interest of the Depositor in such Financed Vehicles;

            (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Initial Receivables, the related Financed Vehicles or the related Obligors;

            (iv) the Receivable Files that relate to the Initial Receivables;

            (v) any proceeds of Dealer Recourse that relate to the Initial Receivables;

            (vi) the Collection Account, the Note Payment Account, the Certificate Payment Account, the Reserve Fund, the Pre-Funding Account and the Negative Carry Account and all amounts, securities, Financial Assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof;

            (vii) all rights of the Depositor, but none of the obligations, under the Receivables Purchase Agreement, including the right to require the Seller to repurchase Receivables from the Depositor;

            (viii) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Issuer; and

            (ix) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitutes all or part of, or is included in, the proceeds of any of the foregoing.

      (b) Subject to the satisfaction of the conditions set forth in Section 2.01(d), in consideration of the delivery by (or at the direction of) the Indenture Trustee on or prior to any Subsequent Transfer Date to the Depositor of the amount described in Section 4.08(a) and any increase in the value of the Certificate (as more fully described in Section 2 of the Purchase Agreement) to be delivered to the Depositor, the Depositor shall, pursuant to a Second-Tier Subsequent Assignment, irrevocably sell, transfer, assign and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor, whether now owned or existing or hereafter acquired or arising, wheresoever located, in, to and under the following:

            (i) the Subsequent Receivables listed on Schedule A to the related Second-Tier Subsequent Assignment and all amounts due and collected on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to Section
      2.04 or the purchase of Subsequent Receivables by the Master Servicer pursuant to Section 3.08 or 8.01) after the related Subsequent Cutoff Date;

            (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles;

            (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed Vehicles or the related Obligors;

            (iv) the Receivable Files that relate to the Subsequent
      Receivables;

            (v) any proceeds of Dealer Recourse that relate to the Subsequent Receivables;

            (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Issuer;

            (vii) all of the Depositor's rights under the related First-Tier Subsequent Assignment; and

            (viii) all present and future claims, demands, causes of action or choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, notes, drafts, acceptances, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitutes all or part of, or is included in, the proceeds of any of the foregoing.

      (c) The Depositor and the Issuer intend that each transfer of Trust Property contemplated by Section 2.01(a) or 2.01(b) constitutes a sale of such Trust Property from the Depositor to the Issuer, conveying good title to the Trust Property free and clear of any Liens and, in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy or similar law, that the Trust Property shall not be part of the Depositor's estate. However, in the event that any such transfer is deemed to be a pledge, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right, title and interest in, to and under such Trust Property, and all proceeds thereof, to secure the payment of the Notes and accrued interest thereon, and in such event, this Agreement shall constitute a security agreement under applicable law.

      (d) The Depositor shall sell, transfer, assign and otherwise convey to the Issuer on any Subsequent Transfer Date the related Subsequent Receivables and the other property and rights related thereto described in Section 2.01(b) only upon the satisfaction of each of the following conditions on or prior to such Subsequent Transfer Date:

            (i) the Depositor shall have provided the Indenture Trustee, the Owner Trustee and each Rating Agency (A) written notification of the addition of such Subsequent Receivables at least three Business Days prior to the Subsequent Transfer Date and (B) on or prior to the Subsequent Transfer Date, a statement listing the approximate aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date and any other information reasonably requested by any of the foregoing;

            (ii) the Depositor shall have delivered to each of the Owner Trustee and the Indenture Trustee a duly executed Second-Tier Subsequent Assignment, which shall include a Schedule A attached thereto listing each Subsequent Receivable to be transferred to the Issuer on such Subsequent Transfer Date (and such Schedule A shall be deemed to modify the Schedule of Receivables delivered at the Closing Date and all Schedule As delivered after the Closing Date and prior to such Subsequent Transfer Date);

            (iii) the Depositor shall, to the extent required by Section 4.02, have deposited into the Collection Account all Available Collections in respect of the Subsequent Receivables that are property of the Issuer;

            (iv) as of such Subsequent Transfer Date: (A) the Depositor shall not be insolvent and shall not become insolvent as a result of the transfer of the Subsequent Receivables on such Subsequent Transfer Date,
      (B) the Depositor shall not intend to incur or believe that it would incur debts that would be beyond the Depositor's ability to pay as such debts matured, (C) such transfer shall not be made by the Depositor with actual intent to hinder, delay or defraud any Person and (D) the assets of the Depositor shall not constitute unreasonably small capital to carry out its business as conducted;

            (v) the Pre-Funding Period shall not have terminated prior to the Subsequent Transfer Date;

            (vi) each of the representations and warranties made by the Depositor in Sections 2.03 and 5.01 of this Agreement and by the Seller pursuant to Sections 3.02 and 3.03 of the Receivables Purchase Agreement, with respect to the Depositor, the Seller or the Subsequent Receivables, as the case may be, shall be true and correct as of the date as of which such representations and warranties are made;

            (vii) the Depositor shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its computer files that the Subsequent Receivables have been sold to the Issuer pursuant to this Agreement and the related Second-Tier Subsequent Assignment and deliver to the Owner Trustee the related Schedule of Subsequent Receivables certified by an officer of the Depositor to be true, correct and complete;

            (viii) the Depositor shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Property and the first priority perfected security interest of the Indenture Trustee in the Collateral;

            (ix) no selection procedures believed by the Depositor to be adverse to the interests of the Issuer or Securityholders shall have been utilized in selecting the Subsequent Receivables;

            (x) the addition of the Subsequent Receivables will not result in a material adverse tax consequence to the Issuer or Securityholders;

            (xi) the Master Servicer shall have provided to the Issuer and the Indenture Trustee the Officer's Certificate required to be provided by the Master Servicer pursuant to Section 2.05;

            (xii) pursuant to Section 4.07(a), the applicable Reserve Fund Subsequent Deposit has been deposited into the Reserve Fund;

            (xiii) the Depositor shall have delivered to the Underwriters and the Rating Agencies, Opinions of Counsel relating to the enforceability of the Subsequent Transfer Documents and the security interests of the Issuer and the Indenture Trustee, respectively, in the Subsequent Receivables in substantially the form of the respective Opinions of Counsel delivered to the Underwriters and the Rating Agencies, regarding such matters pertaining to the Initial Contracts on the Closing Date;

            (xiv) all the conditions to the transfer of the Subsequent Receivables by the Seller to the Depositor specified in Section 4.01(b) of the Receivables Purchase Agreement shall be satisfied; and

            (xv) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition specified in this Section 2.01(d).

      (e) The sales, transfers, assignments and conveyances of Trust Property made under this Section shall not constitute, and is not intended to result in, an assumption by the Issuer of any obligation of the Depositor or the Seller to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any obligation of the Depositor or the Seller under any agreement, document or instrument related thereto.

      (f) Each of the parties hereto intend that the (i) FDIC Rule shall apply to the transactions contemplated by this Agreement and the other Basic Documents and (ii) transactions contemplated by this Agreement and the other Basic Documents, taken as a whole, constitute a "securitization" within the meaning of the FDIC Rule.

      Section 2.02. Representations and Warranties of the Seller as to the Receivables. The Seller has made, under the Receivables Purchase Agreement, each of the representations and warranties as to the Receivables set forth in Exhibit A. The Issuer shall be deemed to have relied on such representations and warranties in accepting the Receivables. The representations and warranties set forth in Exhibit A speak as of the date of execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables or as of the related Subsequent Transfer Date in the case of the related Subsequent Receivables, except to the extent otherwise provided, but shall survive the sale, transfer, assignment and conveyance of the Receivables to the Issuer pursuant to this Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture. Pursuant to Section 2.01(a), the Depositor has sold, transferred, assigned and otherwise conveyed to the Issuer, as part of the Trust Property, its rights under the Receivables Purchase Agreement, including its right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement upon a breach of the representations and warranties set forth in Exhibit A.

      The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer under this Agreement, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement upon a breach of the representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement and that the Issuer shall not be obligated to enforce any such right indirectly through the Depositor.

      Section 2.03. Representations and Warranties of the Depositor as to the Receivables. The Depositor makes the following representations and warranties as to the Receivables on which the Issuer shall be deemed to have relied in accepting the Receivables. The representations and warranties speak as of the date of execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables or as of the related Subsequent

Transfer Date in the case of the related Subsequent Receivables, except to the extent otherwise provided, but shall survive the sale, transfer, assignment and conveyance of the Receivables to the Issuer pursuant to this Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

            (a) Title. The Depositor has purchased the Receivables from the Seller. The Depositor intends that each transfer of the Receivables contemplated by Section 2.01 constitute a sale of the Receivables from the Depositor to the Issuer and that the beneficial interest in, and title to, the Receivables not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. The Depositor has not sold, transferred, assigned or pledged any Receivable to any Person other than the Issuer. The Depositor has not created, incurred or suffered to exist any Lien on any Receivable except for the Lien of (i) this Agreement and (ii) Indenture.

            (b) Security Interest Matters. This Agreement creates a valid and continuing "security interest" (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Depositor. The Receivables constitute "tangible chattel paper" (as defined in the UCC). The Depositor owns and has good and marketable title to the Receivables free and clear of any Lien of any Person. The Depositor has caused or will cause prior to the Closing Date (in the case of the Initial Receivables) and prior to each Subsequent Transfer Date (in the case of the related Subsequent Receivables) the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law necessary to perfect the security interest in the Receivables granted to the Issuer under this Agreement. Other than the security interest granted to the Issuer under this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer under this Agreement or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor. The security interest of the Seller in each Financed Vehicle has been validly assigned by the Depositor to the Issuer.

            (c) Financing Statements. All financing statements filed or to be filed against the Depositor in favor of the Indenture Trustee (as assignee of the Issuer) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee".

            (d) No Transfer Restrictions. The Depositor has not created, incurred or suffered to exist any restriction on transferability of the Receivables except for the restrictions on transferability imposed by this Agreement. The transfer of the Receivables and the Receivable Files by the Depositor to the Issuer pursuant to this

      Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

      Section 2.04. Repurchase of Receivables Upon Breach. The Depositor, the Seller, the Master Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach or failure to be true of the representations and warranties set forth in Exhibit A. If such breach or failure shall not have been cured by the close of business on the last day of the Collection Period which includes the 30th day after the date on which the Seller becomes aware of, or receives written notice from the Depositor, the Master Servicer or the Owner Trustee of, such breach or failure, and such breach or failure materially and adversely affects the interest of the Issuer in a Receivable, the Seller shall repurchase such Receivable from the Issuer on the Distribution Date immediately following such Collection Period. In consideration of the repurchase of a Receivable hereunder, the Seller shall remit the Purchase Amount of such Receivable in the manner specified in Section
4.05. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders with respect to a breach or failure to be true of the representations and warranties set forth in Exhibit A shall be to require the Seller to repurchase Receivables pursuant to this Section or
Section 3.03(c) of the Receivables Purchase Agreement. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section or the eligibility of any Receivable for purposes of this Agreement.

      Section 2.05. Custody of Receivable Files.

      (a) To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Master Servicer as its agent, and the Master Servicer hereby accepts such appointment, to act as custodian on behalf of the Issuer and the Indenture Trustee of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee (or, in the case of the Subsequent Receivables, will be constructively delivered to the Indenture Trustee on the related Subsequent Transfer Date), as pledgee of the Trust Property pursuant to the Indenture with respect to each Receivable (collectively, a "Receivable File"):

            (i) the fully executed original of the Receivable;

            (ii) the original (or image of the original) credit application with respect to such Receivable fully executed by the related Obligor or a photocopy thereof or a record thereof on a computer file or disc or on microfiche;

            (iii) the original certificate of title for the related Financed Vehicle (or evidence that such certificate of title has been applied for) or such other documents that the Seller or the Master Servicer shall keep on file, in accordance with its customary practices and procedures, evidencing the security interest of the Seller in such Financed Vehicle;

            (iv) documents evidencing the commitment of the related Obligor to maintain physical damage insurance covering the related Financed Vehicle; and

            (v) any and all other documents (including any computer file or disc or microfiche) that the Seller or the Master Servicer shall keep on file, in accordance with its customary practices and procedures, relating to the Receivable, the related Obligor or the related Financed Vehicle.

      (b) On the Closing Date (with respect to the Initial Receivables) and each Subsequent Transfer Date (with respect to the Subsequent Receivables), the Master Servicer shall deliver an Officer's Certificate to the Issuer and the Indenture Trustee confirming that the Master Servicer has received, on behalf of the Issuer and the Indenture Trustee, all the documents and instruments necessary for the Master Servicer to act as the agent of the Issuer and the Indenture Trustee for the purposes set forth in this Section, including the documents referred to herein, and the Issuer and the Trustees are hereby authorized to rely on such Officer's Certificates.

      Section 2.06. Duties of Master Servicer as Custodian.

      (a) Safekeeping. The Master Servicer, in its capacity as custodian, shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Master Servicer and the Issuer to comply with this Agreement and the Indenture Trustee to comply with the Indenture. In performing its duties as custodian, the Master Servicer shall act with reasonable care, using that degree of skill and attention that it exercises with respect to the files of comparable motor vehicle installment sale contracts that the Master Servicer services for itself or others. The Master Servicer shall conduct, or cause to be conducted, in accordance with its customary practices and procedures, periodic examinations of the files of all receivables owned or serviced by it which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Master Servicer's record keeping. The Master Servicer shall promptly report to the Trustees any failure on its part to hold the Receivable Files and to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review of the Receivable Files by the Issuer or the Trustees, and none of the Issuer or either Trustee shall be liable or responsible for any action or failure to act by the Master Servicer in its capacity as custodian hereunder.

      (b) Maintenance of and Access to Records. The Master Servicer shall maintain each Receivable File at one of the locations specified in Schedule A or at such other location as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Master Servicer may temporarily move individual Receivable Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures. The Master Servicer shall make available to the Issuer and the Indenture Trustee or its duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files, the Receivable Files and the related accounts, records and computer systems maintained by the Master Servicer at such times during normal business hours as the Issuer and the Indenture Trustee shall reasonably request.

      (c) Release of Documents. As soon as practicable after receiving written instructions from the Indenture Trustee, the Master Servicer shall release any document in the Receivable Files to the Indenture Trustee or its agent or designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate. The Master Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee to return any document or any delay in so doing.

      (d) Title to Receivables. The Master Servicer shall not at any time have, or in any way attempt to assert, any interest in any Receivable held by it as custodian hereunder or in the related Receivable File, other than for collecting or enforcing such Receivable for the benefit of the Issuer. The entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in the Issuer.

      Section 2.07. Instructions; Authority to Act. The Master Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee. A certified copy of excerpts of authorizing resolutions of the board of directors of the Indenture Trustee shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Master Servicer of written notice to the contrary given by the Indenture Trustee.

      Section 2.08. Indemnification by Custodian. The Master Servicer, in its capacity as custodian of the Receivable Files, shall indemnify and hold harmless the Issuer, the Trustees and each of their respective officers, directors, employees and agents from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable legal fees, if any) of any kind whatsoever that may be imposed on, incurred or asserted against the Issuer, the Trustees and each of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Master Servicer, as custodian; provided, however, that the Master Servicer shall not be liable for any portion of any such liabilities, obligations, losses, compensatory damages, payments, costs or expenses resulting from the willful misfeasance, bad faith or negligence of either Trustee.

      Section 2.09. Effective Period and Termination. The Master Servicer's appointment as custodian shall become effective as of the Initial Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If the Master Servicer shall resign as Master Servicer under Section 6.05, or if all of the rights and obligations of the Master Servicer shall have been terminated under Section 7.01, the appointment of the Master Servicer as custodian hereunder may be terminated by (i) the Issuer, with the consent of the Indenture Trustee, (ii) Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class or, if the Notes have been paid in full, by Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest or (iii) the Owner Trustee, with the consent of Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class, in each case by notice then given in writing to the Depositor and the Master Servicer (with a copy to the

Trustees if given by the Noteholders or the Certificateholders). As soon as practicable after any termination of such appointment, the Master Servicer shall deliver, or cause to be delivered, the Receivable Files and the related accounts and records maintained by the Master Servicer to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place as the Indenture Trustee may reasonably designate or, if the Notes have been paid in full, at such place as the Owner Trustee may reasonably designate.

                                 ARTICLE THREE

               ADMINISTRATION AND SERVICING OF THE TRUST PROPERTY

      Section 3.01. Duties of Master Servicer. The Master Servicer, acting alone or through one or more subservicers to the extent permitted hereunder, for the benefit of the Issuer, shall manage, service, administer and make collections on the Receivables with reasonable care but in no event less than the care that the Master Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors or by federal, State or local government authorities with respect to the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors in accordance with its customary practices, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Trustees with respect to distributions, providing collection and repossession services in the event of Obligor default, generating federal income tax information and performing the other duties specified herein. The Master Servicer shall have full power and authority to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee for the performance of its duties and obligations hereunder. Subject to the foregoing and to Section 3.02, the Master Servicer shall follow its customary standards, policies, practices and procedures in performing its duties hereunder as Master Servicer. Without limiting the generality of the foregoing, the Master Servicer shall be authorized and empowered to execute and deliver, on behalf of itself, the Depositor, the Issuer, the Trustees, the Securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables and the Financed Vehicles.

      The Master Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Receivable pursuant to Section 3.04 or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, including a Defaulted Receivable. If the Master Servicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other property conveyed to the Issuer pursuant to Section 2.01 with respect to such Receivable to the Master Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Master Servicer is authorized and empowered by the Issuer to execute and deliver in the Master Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Master Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Master Servicer's expense and written direction, take steps to enforce such Receivable, including bringing suit in the Master Servicer's or the Issuer's name or the name of the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders or any of them.

      The Owner Trustee, on behalf of the Issuer, shall furnish the Master Servicer with any powers of attorney and other documents and take any other steps which the Master Servicer may deem necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. The Master Servicer, at its expense, shall obtain on behalf of the Issuer or the Owner Trustee all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer or the Owner Trustee in connection with ownership of the Receivables and shall make all filings and pay all fees as may be required in connection therewith during the term of this Agreement. The Master Servicer shall, or cause the Administrator to, prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

      Section 3.02. Subservicers. The Master Servicer may enter into subservicing agreements with one or more subservicers for the servicing and administration of certain of the Receivables (including holding the related Receivable Files as custodian). References herein to actions taken or to be taken by the Master Servicer in servicing the Receivables include actions taken or to be taken by a subservicer on behalf of the Master Servicer. Each subservicing agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the subservicer have agreed. With the approval of the Master Servicer, a subservicer may delegate its servicing obligations to third-party servicers, but such subservicer will remain obligated under the related subservicing agreement. The Master Servicer and a subservicer may enter into amendments thereto or different forms of subservicing agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of the Securityholders hereunder.

      The Master Servicer shall be entitled to terminate any subservicing agreement that may exist in accordance with the terms and conditions of such subservicing agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any subservicing agreement by the Master Servicer or the related subservicer, the Master Servicer shall either act directly as servicer of the related Receivable or enter into a subservicing agreement with a successor subservicer which will be bound by the terms of the related subservicing agreement.

      Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a subservicer or reference to actions taken through such Persons or otherwise, the Master Servicer shall remain obligated and liable to the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from a subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Receivables. The Master Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Receivables involving a subservicer or an Affiliate of the

Master Servicer in its capacity as such, and not as an originator of Receivables, shall be deemed to be between the subservicer or such Affiliate, as the case may be, and the Master Servicer alone, and none of the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders nor the Certificateholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the subservicer except as set forth in the immediately succeeding paragraph.

      In the event the Master Servicer shall for any reason no longer be acting as master servicer under this Agreement (including by reason of termination of the Master Servicer following the occurrence of a Servicer Termination Event), the Indenture Trustee or its designee may, at the sole discretion of the Indenture Trustee, thereupon assume all of the rights and obligations of such Master Servicer under each subservicing agreement selected by the Indenture Trustee in its sole discretion. In such event, the Indenture Trustee, its designee or such other Successor Master Servicer that is appointed pursuant to
Section 7.02 and assumes the obligations and duties of the Master Servicer under this Agreement shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement. The Master Servicer shall, upon request of the Indenture Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each such subservicing agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party. The Master Servicer shall promptly provide notice to each Rating Agency, with respect to such termination of the Master Servicer and assumption by the Indenture Trustee.

      The Master Servicer, each subservicer and any Successor Master Servicer shall at all times comply with all applicable federal, State and local laws, rules, regulations and ordinances governing or relating to the privacy rights of the Obligors in connection with its performance of its duties under this Agreement, including the Gramm-Leach-Bliley Act. The Master Servicer, each subservicer and any Successor Master Servicer shall implement such physical and other security measures as shall be necessary to (i) ensure the security and confidentiality of the "nonpublic personal information" of each Obligor, (ii) protect against any threats or hazards to the security and integrity of such nonpublic personal information and (iii) protect against any unauthorized access to or use of such nonpublic personal information.

      Section 3.03. Collection of Receivable Payments; Modification of Receivables. The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and otherwise act with respect to the Receivables and the other Trust Property in such manner as will, in the reasonable judgment of the Master Servicer, maximize the amount to be received by the Issuer with respect thereto and in accordance with the standard of care required by Section 3.01. The Master Servicer shall allocate collections on or in respect of the Receivables between principal and interest in accordance with the Simple Interest Method and the customary servicing practices and procedures it follows with respect to all comparable motor vehicle retail installment sale contracts that it services for itself or others. The Master Servicer shall not increase or decrease the number or amount of any Monthly Payment, the Amount Financed under any Receivable or the Contract Rate of any Receivable, or extend, rewrite or otherwise modify the payment terms of any Receivable; provided, however, that the Master Servicer may extend the due date for one or more payments due on any Receivable for credit-related reasons that would be acceptable to the Master Servicer with respect to comparable motor vehicle retail installment sale contracts that it services for itself or others and in accordance with its customary standards, policies, practices and procedures if the cumulative extensions with respect to any Receivable shall not cause the term of such Receivable to extend beyond the last day of the Collection Period relating to the Class B Final Scheduled Distribution Date. If the Master Servicer fails to comply with the provisions of the preceding sentence, the Master Servicer shall be required to purchase each Receivable affected thereby for the related Purchase Amount, in the manner specified in Section 3.08, as of the close of business on the last day of the Collection Period which includes the 30th day after the Master Servicer becomes aware of such failure. The Master Servicer may, in its discretion (but only in accordance with its customary standards, policies, practices and procedures), waive any late payment charge or any other fee that may be collected in the ordinary course of servicing a Receivable. In addition, in the event that any such extension of a Receivable modifies the terms of such Receivable in such a manner as to constitute a cancellation of such Receivable and the creation of a new motor vehicle receivable that results in a deemed exchange thereof within the meaning of Section 1001 of the Code, the Master Servicer shall purchase such Receivable pursuant to Section 3.08, and the Receivable created shall not be included in the Trust Property.

      Section 3.04. Realization Upon Receivables.

      (a) The Master Servicer shall use commercially reasonable efforts on behalf of the Issuer, in accordance with the standard of care required under
Section 3.01, to repossess or otherwise convert the ownership of each Financed Vehicle securing a Defaulted Receivable. In taking such action, the Master Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of comparable motor vehicle installment sale contracts, and as are otherwise consistent with the standard of care required under Section 3.01. The Master Servicer shall be entitled to recover all reasonable expenses incurred by it with respect to realizing on a Defaulted Receivable, including such expenses incurred in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle and any deficiency amount obtained from the Obligor. The foregoing is subject to the proviso that, in any case in which the Financed Vehicle shall have suffered damage, the Master Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair or repossession shall increase the Net Liquidation Proceeds or Recoveries of the related Receivable.

      (b) If the Master Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from the Issuer to the Master Servicer of the rights of recourse under such Dealer Agreement. If, however, in any enforcement suit or legal proceeding, it is held that the Master Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, the Owner Trustee, at the Master Servicer's expense and direction, shall take such steps as the Master Servicer deems necessary to enforce the Dealer

Agreement, including bringing suit in its name or the names of the Indenture Trustee, the Securityholders or any of them.

      Section 3.05. Maintenance of Physical Damage Insurance Policies. The Master Servicer shall follow its customary practices and procedures to determine whether or not each Obligor shall have maintained physical damage insurance covering the related Financed Vehicle. In the event that the Master Servicer has determined that an Obligor fails to maintain the required insurance, the Master Servicer shall treat the Obligor as being in default under the related Receivable.

      Section 3.06. Maintenance of Security Interests in Financed Vehicles. The Master Servicer shall take such steps, in accordance with the standard of care required under Section 3.01, as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Master Servicer, and the Master Servicer hereby agrees, to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event the Master Servicer receives notice of, or otherwise has actual knowledge of, the fact that such security interest is not perfected as a result of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, to grant to the Issuer a first priority perfected security interest in the related Financed Vehicle, the Master Servicer hereby agrees to serve as the agent of the Issuer for the purpose of perfecting the security interest of the Issuer in such Financed Vehicle and agrees that the Master Servicer's listing as the secured party on the certificate of title is solely in its capacity as agent of the Issuer. The Master Servicer shall not release, in whole or in part, any security interest in a Financed Vehicle created by the related Receivable except as permitted herein or in accordance with its customary standards, policies, practices and procedures.

      Section 3.07. Covenants of Master Servicer. The Master Servicer makes the following covenants:

            (a) Liens in Force. Except upon the payment in full of a Receivable or as otherwise contemplated by this Agreement or applicable law, the Master Servicer shall not release in whole or in part any Financed Vehicle from the security interest securing the related Receivable.

            (b) No Impairment. The Master Servicer shall not impair in any material respect the rights of the Depositor, the Issuer, the Trustees or the Securityholders in the Receivables or, except as permitted under
      Section 3.03, otherwise amend or alter the terms of the Receivables and as a result of such amendment or modification or alteration, the interests of the Depositor, the Issuer, the Trustees or the Securityholder would be materially adversely affected.

            (c) Schedule of Receivables to Indenture Trustee. The Master Servicer shall on or before the Closing Date (and, at any time thereafter, upon the request of the Indenture Trustee) deliver to the Indenture Trustee a copy of the Schedule of Receivables.

      Section 3.08. Purchase of Receivables Upon Breach. The Depositor, the Seller, the Master Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of Section 3.03, 3.06 or 3.07. If such breach shall not have been cured by the close of business on the last day of the Collection Period which includes the 30th day after the date on which the Master Servicer becomes aware of, or receives written notice from the Depositor, the Seller, or the Owner Trustee of, such breach, and such breach materially and adversely affects the interest of the Issuer in a Receivable, the Master Servicer shall purchase such Receivable from the Issuer on the related Deposit Date; provided, however, that, with respect to a breach of
Section 3.03, the Master Servicer shall purchase the affected Receivable from the Issuer at the end of the Collection Period in which such breach occurs. In consideration of the purchase of a Receivable hereunder, the Master Servicer shall remit the related Purchase Amount of such Receivable to the Collection Account in the manner specified in Section 4.05. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders with respect to a breach of Section 3.03, 3.06 or 3.07 shall be to require the Master Servicer to purchase Receivables pursuant to this Section. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

      Section 3.09. Servicing Compensation; Payment of Certain Expenses by Master Servicer. The Master Servicer shall receive the Monthly Servicing Fee for servicing the Receivables. As additional servicing compensation, the Master Servicer shall be entitled to receive or retain the Supplemental Servicing Fee. The Master Servicer shall pay all expenses incurred by it in connection with the activities under this Agreement (including fees and expenses of the Trustees, the Independent accountants and any subservicer, taxes imposed on the Master Servicer, expenses incurred in connection with distributions and reports to Securityholders and all other fees and expenses not expressly stated under this Agreement to be for the account of the Securityholders), except expenses incurred in realizing upon Receivables under Section 3.04.

      Section 3.10. Master Servicer's Certificate. On or before each Determination Date, the Master Servicer shall deliver to the Depositor, the Seller and the Trustees, a Master Servicer's Certificate containing all information necessary to make the transfers and distributions required by Sections 4.05, 4.06, 4.07, 4.08 and 4.09 in respect of the related Collection Period on the related Distribution Date and all information necessary for the Trustees, as applicable, to send (or provide access to via the internet) statements to Securityholders pursuant to Section 4.11 and pursuant to Section
6.06 of the Indenture. The Master Servicer shall also specify to the Trustees, no later than the Determination Date following the last day of a Collection Period as of which the Seller shall separately identify (by account number) in a written notice to the Depositor and the Trustees, the Receivables to be repurchased by the Seller or purchased by the Master Servicer, as the case may be, on the related Deposit Date and, upon request of one of the foregoing parties, each Receivable that became a Defaulted Receivable during the related Collection Period. The Master Servicer shall deliver to the Rating Agencies any information, to the extent that it is available to the Master Servicer, that the Rating Agencies reasonably request in order to monitor the Issuer.

      Section 3.11. Annual Statement as to Compliance; Notice of Servicer Termination Events.

      (a) The Master Servicer shall deliver to the Depositor, the Trustees and each Rating Agency, within 90 days after each year end, beginning with the first year end that is at least four months after the Closing Date, an Officer's Certificate of the Master Servicer, stating that (i) a review of the activities of the Master Servicer during the preceding 12-month period ended December 31 (or, if applicable, such shorter period in the case of the first such Officer's Certificate) and of its performance under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

      (b) Notwithstanding Section 3.11(a), to the extent that Regulation AB requires the delivery by the Master Servicer of an annual report on an assessment of servicing compliance on the basis of detailed servicing criteria or other report, the delivery of a copy of such report to the Depositor, the Trustees and each Rating Agency on or prior to March 15 of each year shall be deemed to satisfy the provisions of Subsection 3.11(a).

      (c) The Master Servicer shall deliver to the Depositor, the Trustees and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying any event which constitutes or, with the giving of notice or lapse of time, or both, would become, a Servicer Termination Event.

      (d) The Master Servicer shall cause each Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraph (a)(i) or (ii) of this Section
3.11 and Section 3.12. The Master Servicer shall execute (provided the Master Servicer is not an Affiliate of the Depositor) (and shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (i) annual report on assessments of compliance with servicing criteria provided pursuant to Section 3.11 and (ii) accountant's report provided pursuant to Section 3.12 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in Section 3.12.

      Section 3.12. Annual Accountants' Report.

      (a) The Master Servicer shall cause a firm of independent certified public accountants (who may also render other services to the Master Servicer or to the Depositor or their respective Affiliates) to deliver to the Depositor and, if required or requested, to the Trustees and each Rating Agency within 90 days after each year end, beginning with the first year end that is at least four months after the Closing Date, a report with respect to the preceding 12-month period ended December 31 (or, if applicable, such shorter period in the case of the first such report) or other report to the effect that such accountants have examined, on a test basis, evidence of the Master Servicer's compliance with the covenants and conditions set forth in this Agreement. The report will express an opinion on the Master Servicer's assertion that the Master Servicer complied in all material respects with the aforementioned covenants and conditions is fairly stated, in all material respects or the reason why such an opinion cannot be expressed. Such report shall also indicate that the firm is Independent with respect to the Depositor and the Master Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      (b) Notwithstanding Section 3.12(a), to the extent that Regulation AB requires the delivery of an annual attestation of a firm of independent public accountants with respect to the assessment of servicing compliance with specified servicing criteria by the Master Servicer, the delivery of a copy of such attestation to the Depositor and, if required or requested, to the Trustees shall be deemed to satisfy the provisions of this Section. Any such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, stating, among other things, that the Master Servicer's assertion of compliance with the specified servicing criteria is fairly stated in all material respects, or the reason why such an opinion cannot be expressed.

      Section 3.13. Access to Certain Documentation and Information Regarding Receivables. Subject to Section 2.06(b), the Master Servicer shall provide the Depositor, the Trustees and the Securityholders with access to the Receivables Files in the cases where the related Trustee or such Securityholder is required by applicable statutes or regulations to have access to such documentation. Such access shall be afforded without charge but only upon reasonable request and during normal business hours which does not unreasonably interfere with the normal operations or customer or employee relations of the Master Servicer, at the offices of the Master Servicer. Nothing in this Section shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section. Each Securityholder, by its acceptance of the related Security or a beneficial interest therein, shall be deemed to have agreed to keep any information obtained by it pursuant to this Section confidential, except as may be required by applicable law.

      Section 3.14. Reports to the Commission. The Master Servicer shall, on behalf of the Issuer, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. The Depositor shall, at its expense, cooperate in any reasonable request made by the Master Servicer in connection with such filings.

      Section 3.15. Reports to Rating Agencies. The Master Servicer shall deliver to each Rating Agency, at such address as such Rating Agency may request, a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

                                 ARTICLE FOUR

                          DISTRIBUTIONS; RESERVE FUND;
                         STATEMENTS TO SECURITYHOLDERS

      Section 4.01. Establishment of Accounts.

      (a) Wachovia Bank (as Master Servicer hereunder and as Securities Intermediary under the Control Agreement) shall establish, on or before the Closing Date, and maintain an Eligible Deposit Account in the name of the Indenture Trustee at an Eligible Institution (which shall initially be Wachovia Bank or in the case of the Note Payment Account and the Collection Account, the Indenture Trustee) for the benefit of (i) the Securityholders, the Master Servicer and the Trustees, designated as the "Wachovia Auto Owner Trust 2006-A Collection Account, U.S. Bank National Association, Indenture Trustee" (the "Collection Account"), (ii) the Noteholders, the Master Servicer and the Trustees, designated as the "Wachovia Auto Owner Trust 2006-A Note Payment Account, U.S. Bank National Association, Indenture Trustee" (the "Note Payment Account"), (iii) the Securityholders, designated as the "Wachovia Auto Owner Trust 2006-A Pre-Funding Account, U.S. Bank National Association, Indenture Trustee" (the "Pre-Funding Account") and (iv) the Securityholders, designated as the "Wachovia Auto Owner Trust 2006-A Negative Carry Account, U.S. Bank National Association, Indenture Trustee" (the "Negative Carry Account"), in each case bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the related Persons. On the Closing Date, the Depositor shall deposit the Pre-Funding Account Initial Deposit into the Pre-Funding Account and the Maximum Negative Carry Amount into the Negative Carry Account from the net proceeds of the sale of the Notes. The Collection Account, the Note Payment Account, the Pre-Funding Account and the Negative Carry Account shall be under the sole dominion and control of the Indenture Trustee; provided, however, that the Master Servicer may direct the Indenture Trustee in writing to make (or cause to be made) deposits to and withdrawals from such Accounts in accordance with this Agreement and the other Basic Documents. All monies deposited from time to time in the Collection Account, the Note Payment Account, the Pre-Funding Account and the Negative Carry Account shall be held by, or in the name of, the Indenture Trustee as part of the Trust Property, and all deposits to and withdrawals therefrom shall be made only upon the terms and conditions of the Basic Documents.

      (b) All interest and other income (net of losses and investment expenses) on funds on deposit in the Accounts shall be retained on deposit in the related Account.

      (c) The Master Servicer shall establish, on or before the Closing Date, and maintain in the name of the Owner Trustee at an Eligible Institution (which shall initially be the Indenture Trustee) a segregated trust account designated as the "Wachovia Auto Owner Trust 2006-A Certificate Payment Account" (the "Certificate Payment Account"). The Certificate Payment Account shall be held in trust for the benefit of the Certificateholders. The Certificate Payment Account shall be under the sole dominion and control of the Owner Trustee; provided, however, that the Master Servicer may direct the Indenture Trustee in writing to make deposits to and withdrawals from the Certificate Payment Account in accordance with this Agreement and the other Basic Documents. All monies deposited from time to time in the Certificate Payment Account shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. The amounts on deposit in the Certificate Payment Account shall not be invested.

      Section 4.02. Collections. The Master Servicer shall remit to the Collection Account all amounts received by the Master Servicer on or in respect of the Receivables (including Net Liquidation Proceeds and all amounts received by the Master Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable) but excluding payments with respect to Purchased Receivables) as soon as practicable and in no event after the close of business on the second Business Day after such receipt; provided, however, that for so long as the Monthly Remittance Condition shall be satisfied, the Master Servicer may remit all such amounts received on or in respect of the Receivables during any Collection Period to the Collection Account in immediately available funds on or prior to the related Deposit Date. As of the Closing Date, the Master Servicer shall make remittances to the Collection Account on a monthly basis. Neither Trustee shall be deemed to have knowledge of any event or circumstance under clause (i) or (ii) of the definition of the term "Monthly Remittance Condition" that would require daily remittances by the Master Servicer to the Collection Account unless such Trustee has received notice of such event or circumstance from the Depositor or the Master Servicer in an Officer's Certificate or from the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class or a Responsible Officer of such Trustee has actual knowledge of such event or circumstance. If the Master Servicer shall fail to satisfy the Monthly Remittance Condition, the Master Servicer shall remit to the Collection Account on or prior to the Closing Date all amounts received by the Master Servicer on or in respect of the Receivables (including Net Liquidation Proceeds and all amounts received by the Master Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable)) during the period from but excluding the Initial Cutoff Date to and including the second Business Day preceding the Closing Date. If the Master Servicer shall satisfy the Monthly Remittance Condition, the Master Servicer shall remit to the Collection Account on or prior to the related Deposit Date for the initial Collection Period, all amounts received by the Master Servicer on or in respect of the Receivables (including Net Liquidation Proceeds and all amounts received by the Master Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable)) during the period from but excluding the Cutoff Date to and including the last day of the initial Collection Period.

      Section 4.03. Application of Collections. For purposes of this Agreement, all amounts received on or in respect of a Receivable during any Collection Period (including Net Liquidation Proceeds and all amounts received by the Master Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable) but excluding payments with respect to Purchased Receivables) shall be applied by the Master Servicer, as of the last day of such Collection Period, to interest and principal on such Receivable in accordance with the Simple Interest Method.

      Section 4.04. Advances.

      (a) If, as of the end of any Collection Period, the payments received during such Collection Period by or on behalf of an Obligor in respect of a Receivable (other than a

Purchased Receivable) shall be less than the related Monthly Payment, whether as a result of any extension granted to the Obligor or otherwise, then, at the option of the Master Servicer, an amount equal to the product of the Principal Balance of such Receivable as of the first day of the related Collection Period and one-twelfth of its Contract Rate minus the amount of interest actually received on such Receivable during such Collection Period (each, an "Advance") may be deposited by the Master Servicer into the Collection Account on the related Deposit Date. If such a calculation in respect of a Receivable results in a negative number, an amount equal to such negative amount shall be paid to the Master Servicer in reimbursement of any outstanding Advances. In addition, in the event that a Receivable becomes a Defaulted Receivable, the amount of accrued and unpaid interest thereon (but not including interest for the current Collection Period) shall, up to the amount of outstanding Advances, be withdrawn from the Collection Account and paid to the Master Servicer in reimbursement of such outstanding Advances. No Advances will be made with respect to the Principal Balance of Receivables. The Master Servicer shall not be required to make an Advance to the extent that the Master Servicer, in its sole discretion, shall determine that such Advance is likely to become a Nonrecoverable Advance.

      (b) Notwithstanding the provisions of Section 4.02, the Master Servicer shall be entitled to reimbursement for an outstanding Advance made in respect of a Receivable, without interest, from the following sources with respect to such Receivable: (i) subsequent payments made by or on behalf of the related Obligor, (ii) Net Liquidation Proceeds and Recoveries and (iii) the Purchase Amount. If the Master Servicer determines that it has made a Nonrecoverable Advance, the Master Servicer shall reimburse itself, without interest, from unrelated amounts received by the Master Servicer on or in respect of the Receivables (including Net Liquidation Proceeds and all amounts received by the Master Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable)) to the extent it shall, concurrently with the withholding of any such amounts from deposit in or credit to the Collection Account, furnish to the Trustees a certificate of a Servicing Officer setting forth the basis for the Master Servicer's determination, the amount of, and Receivable with respect to which, such Nonrecoverable Advance was made and the installment or installments or other proceeds respecting which such reimbursement has been taken.

      Section 4.05. Additional Deposits.

      (a) The following additional deposits shall be made: (i) the Seller shall remit to the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Section 2.04, (ii) Master Servicer shall remit to the Collection Account (A) the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Section 3.08 and (B) the amount required upon the optional purchase of all Receivables by the Master Servicer pursuant to Section 8.01 and (iii) the Indenture Trustee shall remit or shall cause to be remitted, pursuant to Section 4.06, the Reserve Fund Draw Amount to the Collection Account, the Negative Carry Account Draw Amount to the Collection Account and, in the case of the Distribution Date following the Collection Period in which the Pre-Funding Period ends, the Pre-Funding Account Amount as of the end of the Pre-Funding Period to the Collection Account for further deposit to the Note Payment Account and the Negative Carry Account Amount (after giving effect to any Negative Carry Account Draw Amount for such Distribution
Date) to the Collection Account.

      (b) All deposits required to be made in respect of a Collection Period pursuant to this Section by the Master Servicer may be made in the form of a single deposit and shall be made in immediately available funds, no later than 5:00 p.m., New York City time, on the related Deposit Date.

      Section 4.06. Determination Date Calculations; Application of Available Funds.

      (a) On each Determination Date, the Master Servicer shall calculate the following amounts with respect to the related Distribution Date and Collection
Period:

            (i) the Available Collections;

            (ii) the Total Servicing Fee;

            (iii) the Total Trustee Fees;

            (iv) the Interest Distributable Amount for each Class of Class A Notes;

            (v) the Priority Principal Distributable Amount;

            (vi) the Interest Distributable Amount for the Class B Notes;

            (vii) the portion of the Secondary Principal Distributable Amount, if any, necessary to reduce the Note Balance on the related Distribution Date (after giving effect to any payments made to Holders of the Notes related to the Priority Principal Distributable Amount on such Distribution Date) to the Pool Balance (plus any Pre-Funding Account Amount) as of the last day of the related Collection Period;

            (viii) the Secondary Principal Distributable Amount; and

            (ix) the sum of the amounts described in clauses (ii) through (vii) above (the "Required Payment Amount"); provided, however, that the aggregate amount to be included in the Required Payment Amount pursuant to clause (iii) above shall not exceed $100,000 in any given calendar year.

      (b) On each Determination Date, the Master Servicer shall calculate the following amounts with respect to the related Distribution Date and Collection
Period:

            (i) the lesser of (A) the amount, if any, by which the Required Payment Amount exceeds Available Funds (calculated without respect to any Reserve Fund Draw Amount for such Distribution Date) and (B) the Reserve Fund Amount (before giving effect to any deposits to or withdrawals from the Reserve Fund on such Distribution Date) (such lesser amount, the "Reserve Fund Draw Amount"); provided, however, that the Reserve Fund Draw Amount will equal the Reserve Fund Amount if (1) the sum of Available Collections and the Reserve Fund Amount equals or exceeds the Note Balance, accrued and unpaid interest therein and all amounts on the related Distribution Date required to be paid to the Master Servicer and the Trustees or (2) on the last day of the related Collection Period the Pool Balance is zero;

            (ii) the Reserve Fund Amount (after giving effect to any deposits to the Reserve Fund and the withdrawal of the Reserve Fund Draw Amount for such Distribution Date) and the Required Reserve Fund Amount;

            (iii) the amount, if any, by which the Required Reserve Fund Amount exceeds the Reserve Fund Amount (after giving effect to any deposits to the Reserve Fund and the withdrawal of the Reserve Fund Draw Amount for such Distribution Date) (such excess, the "Reserve Fund Deficiency");

            (iv) the Negative Carry Account Draw Amount (to the extent such Distribution Date is or precedes the Distribution Date following the Collection Period in which the Pre-Funding Period ends); and

            (v) the investment earnings on amounts on deposit in the Pre-Funding Account.

      (c) On each Determination Date, the Master Servicer shall instruct the Indenture Trustee in writing to apply (or cause to be applied) on the related Distribution Date, the Available Funds for such Distribution Date, together with, in the case of the Distribution Date following the Collection Period in which the Pre-Funding Period ends, only, any Pre-Funding Account Amount as of the end of the Pre-Funding Period as set forth the last paragraph of Section 2.08(b) of the Indenture, to make the related payments and deposits set forth in Section 2.08 of the Indenture.

      Section 4.07. Reserve Fund.

      (a) The Master Servicer shall establish, on or before the Closing Date, and maintain as an Eligible Deposit Account in the name of the Indenture Trustee at an Eligible Institution (which shall initially be Wachovia Bank), a segregated trust account designated as the "Wachovia Auto Owner Trust 2006-A Reserve Fund" (the "Reserve Fund"). The Reserve Fund shall be held in trust for the benefit of the Securityholders. The Reserve Fund shall be under the sole dominion and control of the Indenture Trustee; provided, however, that the Master Servicer may direct the Indenture Trustee in writing to make (or cause to be made) deposits to and withdrawals from the Reserve Fund in accordance with this Agreement and the other Basic Documents. On the Closing Date, the Depositor shall deposit the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the sale of the Receivables. On or prior to each Subsequent Transfer Date, an amount equal to the related Reserve Fund Subsequent Deposit will be deposited into the Reserve Fund. The Reserve Fund and all amounts, securities, investments, Financial Assets and other property deposited in or credited to the Reserve Fund (the "Reserve Fund Property") has been conveyed by the Depositor to the Issuer pursuant to Section 2.01(a). Pursuant to the Indenture, the Issuer will pledge all of its right, title and interest in, to and under the Reserve Fund and the Reserve Fund Property to the Indenture Trustee on behalf of the Securityholders to secure its obligations under the Notes and the Indenture.

      (b) The Reserve Fund Property shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Master Servicer, by the bank or trust company then maintaining the Reserve Fund in Permitted Investments that mature not later than the Deposit Date following the date of investment. All such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Fund shall be retained on deposit therein. If the Reserve Fund is no longer to be maintained at Wachovia Bank, the Master Servicer shall, with Wachovia Bank's and the Indenture Trustee's approval (not to be unreasonably withheld) and assistance as necessary, promptly (and in any case within ten calendar days) cause the Reserve Fund to be moved to an Eligible Institution. The Master Servicer shall promptly notify the Rating Agencies and the Trustees in writing of any change in the account number or location of the Reserve Fund.

      (c) With respect to any Reserve Fund Property:

            (i) any Reserve Fund Property that is a Financial Asset shall be physically delivered to, or credited to an account in the name of, the Eligible Institution maintaining the Reserve Fund, in accordance with such institution's customary procedures such that such institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto;

            (ii) any Reserve Fund Property that is held in deposit accounts shall be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account shall be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee shall have sole signature authority with respect thereto; and

            (iii) except for any deposit accounts specified in clause (ii) above, the Reserve Fund shall only be invested in securities or in other assets which the Eligible Institution maintaining the Reserve Fund agrees to treat as Financial Assets.

      (d) If any Class of Notes has not been paid in full on any Distribution Date on and after its Final Scheduled Distribution Date (after giving effect to the distribution of Available Funds on such Distribution Date), the Master Servicer shall instruct the Indenture Trustee in writing to distribute (or cause to be distributed) from amounts on deposit in the Reserve Fund to the Noteholders of that Class of Notes, an amount equal to the lesser of (i) the amount on deposit in the Reserve Fund and (ii) the outstanding principal amount of that Class of Notes. If the Reserve Fund Amount for any Distribution Date (after giving effect to the withdrawal of the Reserve Fund Draw Amount for such Distribution Date and the distribution described in the preceding sentence) exceeds the Required Reserve Fund Amount for such Distribution Date, the Master Servicer shall instruct the Indenture Trustee in writing to distribute or cause to be distributed on the related Deposit Date, the amount of such excess to the Collection Account for further deposit to the Certificate Payment Account for payment to the Certificateholders on such Distribution Date. The Trustees hereby release, on each Distribution Date, their security interest in, to and under Reserve Fund Property distributed to the Certificateholders.

      (e) If the Note Balance and all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to the Noteholders or the Certificateholders have been paid in full and the Issuer has been terminated, any remaining Reserve Fund Property shall be distributed to the Certificateholders.

      Section 4.08. Pre-Funding Account.

      (a) On or prior to the day that is three Business Days following each Subsequent Cutoff Date, the Master Servicer shall calculate the aggregate principal balance of the Subsequent Receivables to be transferred to the Issuer on the related Subsequent Transfer Date (as of such Subsequent Cutoff Date). The Master Servicer shall instruct the Indenture Trustee in writing to distribute (or cause to be distributed) an amount equal to the product of (i) 100.00% minus the Initial Regular Overcollateralization Percentage and the Initial Yield Supplement Overcollateralization Percentage and (ii) the aggregate principal balance of the related Subsequent Receivables (as of such Subsequent Cutoff Date), from amounts on deposit in the Pre-Funding Account, to the Depositor on such Subsequent Transfer Date to purchase the Subsequent Receivables from the Seller. The Depositor will in turn transfer the related Subsequent Receivables to the Issuer on such Subsequent Transfer Date, at which time such Subsequent Receivables will become part of the Trust Property.

      (b) If the amount on deposit in the Pre-Funding Account has not been reduced to zero by the end of the Pre-Funding Period, on the first Deposit Date following the Collection Period in which the Pre-Funding Period ends, the Master Servicer shall instruct the Indenture Trustee in writing to withdraw or cause to be withdrawn the Pre-Funding Account Amount from the Pre-Funding Account on such Deposit Date and to deposit such funds into the Note Payment Account pursuant to Section 4.05.

      (c) Amounts on deposit in the Pre-Funding Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Master Servicer, by the bank or trust company then maintaining the Pre-Funding Account in Permitted Investments that mature not later than the Business Day following the date of investment. All such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Pre-Funding Account shall be calculated by the Master Servicer in accordance with Section 4.06(b) and deposited into the Collection Account on the Deposit Date.

      Section 4.09. Negative Carry Account.

      (a) On the Deposit Date relating to the Distribution Date following the Collection Period in which the Pre-Funding Period ends, the Master Servicer shall instruct the Indenture Trustee in writing to withdraw (or cause to be withdrawn) the Negative Carry Account Amount from the Negative Carry Account on such Deposit Date and to deposit such funds into the Collection Account pursuant to Section 4.06.

      (b) Amounts on deposit in the Negative Carry Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Master Servicer, by the bank or trust company then maintaining the Negative Carry Account in Permitted Investments that mature not later than the Deposit Date following the date of investment. All such Permitted Investments shall be held to maturity.

      Section 4.10. Net Deposits. For so long as the Monthly Remittance Condition is met, unless the Master Servicer is required to remit collections on a daily basis pursuant to the first sentence of Section 4.02, the Depositor and the Master Servicer may make any remittances pursuant to this Article with respect to a Collection Period net of distributions or reimbursements to be made to or by the Depositor or the Master Servicer with respect to such Collection Period; provided, however, that such obligations shall remain separate obligations, no party shall have a right of offset, and each such party shall account for all of the above described remittances and distributions as if the amounts were deposited or transferred separately.

      Section 4.11. Statements to Securityholders.

      (a) On or before each Determination Date, the Master Servicer shall provide to the Owner Trustee (with copies to the Depositor and the Indenture Trustee) to forward to each Certificateholder of record, and to the Indenture Trustee, to forward or otherwise provide access via the internet to each Noteholder of record (with copies to each Rating Agency), a statement, based on the related Master Servicer's Certificate setting forth at least the following information as to the Securities with respect to the related Distribution Date and Collection Period, in substantially the form of Exhibit B, to the extent applicable:

            (i) the aggregate amount of Available Collections;

            (ii) the number and aggregate Principal Balance of Receivables that were 30-59 days, 60-89 days or 90 days or more delinquent as of the last day of the related Collection Period;

            (iii) the Reserve Fund Amount on such Distribution Date (after giving effect to all deposits to or withdrawals from the Reserve Fund on such Distribution Date) and the Reserve Fund Draw Amount;

            (iv) the Negative Carry Account Draw Amount;

            (v) the amount of such distribution allocable to principal for each Class of Notes;

            (vi) the Priority Principal Distributable Amount;

            (vii) the Secondary Principal Distributable Amount;

            (viii) the amount of such distribution allocable to current and overdue interest (including any interest on overdue interest) for each Class of Notes;

            (ix) the Total Servicing Fee;

            (x) the Total Trustee Fees;

            (xi) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor with respect to each Class of Notes (in each case after giving effect to payments allocated to principal reported under clause (i) above);

            (xii) the Yield Supplement Overcollateralization Target Amount;

            (xiii) the Yield Supplement Overcollateralization Amount;

            (xiv) the Regular Overcollateralization Target Amount and the amount by which the Pool Balance as of the last day of the related Collection Period plus the Pre-Funding Account Amount as of the last day of the related Collection Period less the Yield Supplement Overcollateralization Amount for such Distribution Date exceeds the Note Balance (after giving effect to all payments made on such Distribution
      Date), provided that such excess amount shall be zero if the Yield Supplement Overcollateralization Amount is less than the Yield Supplement Overcollateralization Target Amount;

            (xv) the Pool Balance as of the close of business on the last day of the related Collection Period;

            (xvi) the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Master Servicer, if any, with respect to the related Collection Period;

            (xvii) the Nonrecoverable Advances, if any;

            (xviii) the Net Losses with respect to the related Collection
      Period;

            (xix) the Cumulative Net Loss Percentage and the Sequential Payment Trigger;

            (xx) the amount of Excess Collections;

            (xxi) the amount, if any, withdrawn from the Pre-Funding Account to purchase Subsequent Receivables;

            (xxii) the Pre-Funding Account Amount, if any;

            (xxiii) investment earnings on amounts on deposit in the Pre-Funding Account during such Collection Period, if any; and

            (xxiv) for the Distribution Date following the Collection Period in which the Pre-Funding Period ends, the Pre-Funding Account Amount that is being paid to the Noteholders as an additional payment of principal on the Notes in accordance with the final paragraph of Section 2.08(b) of the Indenture.

      (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Issuer, but not later than the latest date permitted by law, the related Trustee, upon receipt thereof, shall mail to each Person who at any time during such calendar year shall have been a Securityholder, a statement, prepared by the Master Servicer, containing certain information for such calendar year or, in the event such Person shall have been a Securityholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns. In addition, the Master Servicer shall furnish to the Trustees for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

      Section 4.12. Control of Accounts. Notwithstanding anything to the contrary contained herein, the Issuer agrees that each Account will be established only with an Eligible Institution which agrees substantially as follows: (i) it will comply with Entitlement Orders related to such account issued by the Indenture Trustee, without further consent by the Master Servicer, (ii) until termination of this Agreement, it will not enter into any other agreement related to such account pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, (iii) all Account Collateral delivered or credited to it in connection with such account and all proceeds thereof will be promptly credited to such account,
(iv) it will treat all Account Collateral as Financial Assets and (v) all Account Collateral will be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Eligible Institution maintaining the related Account in accordance with such Eligible Institution's customary procedures such that such Eligible Institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Indenture Trustee (or such other Eligible Institution) has Control.

                                 ARTICLE FIVE

                                 THE DEPOSITOR

      Section 5.01. Representations and Warranties of Depositor. The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the date of execution and delivery of this Agreement, as of the Closing Date and as of each Subsequent Transfer Date, and shall survive the sale, transfer, assignment and conveyance of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables.

            (b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Depositor, materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, each other Basic Document to which the Depositor is a party, the Receivables, the Notes or the Certificates.

            (c) Power and Authority. The Depositor has the power and authority to execute, deliver and perform its obligations under this Agreement and each other Basic Document to which it is a party. The Depositor has the power and authority to sell, assign, transfer and convey the property to be transferred to and deposited with the Issuer and has duly authorized such sale, assignment, transfer and conveyance by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and each other Basic Document to which the Depositor is a party has been duly authorized by the Depositor by all necessary limited liability company action.

            (d) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer, assignment and conveyance to the Issuer of the Receivables and the other Trust Property, enforceable against all creditors of and purchasers from the Depositor. Each of this Agreement and each other Basic Document to which the Depositor is a party constitutes a legal, valid and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

            (e) No Violation. The execution, delivery and performance by the Depositor of this Agreement and the other Basic Documents to which the Depositor is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time, or both) a default under, the certificate of formation or limited liability company agreement of the Depositor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time, or both) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound or to which any of its properties is subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the Depositor's knowledge, any order, rule or regulation applicable to the Depositor or of any federal or State regulatory body, court, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

            (f) No Proceedings. There are no proceedings or investigations pending, or to the Depositor's knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Basic Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Basic Documents, the Receivables or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Issuer or the Securities.

      Section 5.02. Liability of Depositor; Indemnities.

      (a) The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

      (b) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated by the Basic Documents, including any sales, gross receipts, gross margin, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of the sale of the Receivables to the Issuer or the issuance and original sale of the Securities, or federal or State income taxes arising out of distributions on the Securities), and all costs and expenses in defending against such taxes.

      (c) The Depositor shall indemnify, defend and hold harmless the Issuer, the Trustees and the Securityholders from and against any loss, liability, claim, damage or expense incurred by reason of the Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

      (d) The Depositor shall indemnify, defend and hold harmless the Trustees from and against all losses, liabilities, claims, damages or expenses arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein, in the Trust Agreement (in the case of the Owner Trustee) and in the Indenture (in the case of the Indenture Trustee), except to the extent that such loss, liability, claim, damage or expense (i) shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as applicable, (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in the Trust Agreement, (iii) in the case of the Indenture Trustee, shall arise from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture or shall arise out of or be incurred in connection with the performance by the Indenture Trustee of duties of a Successor Master Servicer hereunder, (iv) shall be one as to which the Master Servicer is required to indemnify the Owner Trustee or the Indenture Trustee, as the case may be, or (v) relates to any tax other than the taxes with respect to which the Master Servicer shall be required to indemnify the Owner Trustee or the Indenture Trustee, as the case may be.

      (e) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Trust Property.

      (f) Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest. Notwithstanding anything to the contrary contained herein, the Depositor shall only be required to pay (i) any fees, expenses, indemnities or other liabilities that it may incur under the Basic Documents from funds available pursuant to, and in accordance with, the payment priorities set forth in this Agreement and the other Basic Documents and (ii) to the extent the Depositor has additional funds available (other than funds described in clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Depositor in accordance with the Depositor's certificate of formation, operating agreement and all financing documents to which the Depositor is a party. The agreement set forth in the preceding sentence shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code. In addition, no amount owing by the Depositor hereunder in excess of liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it.

      Section 5.03. Merger, Consolidation or Assumption of the Obligations of Depositor; Certain Limitations.

      (a) Any Person (i) into which the Depositor shall be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Depositor shall be a party or (iii) that shall succeed by purchase and assumption to all or substantially all of the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor under this Agreement without the execution or filing of any other document or any further act on the part of any of the parties to this Agreement; provided, however, that (A) the Depositor shall have delivered to the Trustees an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section, (B) the Depositor shall have delivered to the Trustees an Opinion of Counsel stating that, in the opinion of such counsel, either (1) all financing statements and continuation statements and amendments thereto have been authorized and filed that are necessary to fully preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) no such action shall be necessary to fully preserve and protect such interest and (C) the Rating Agency Condition shall have been satisfied. Notwithstanding anything to the contrary contained herein, the execution of the foregoing agreement of assumption and compliance with clauses (A), (B) and (C) above shall be conditions to the consummation of the transactions referred to in clauses (i),
(ii) and (iii) above.

      (b) (i) Subject to paragraph (ii) below, the purpose of the Depositor shall be to engage in any lawful activity for which a limited liability company may be organized under the general limited liability company law of Delaware other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the Delaware Limited Liability Company Act.

            (ii) Notwithstanding paragraph (b)(i) above, the purpose of the Depositor shall be limited to the conduct or promotion of the following activities: (A) to acquire retail installment sales contracts, purchase money notes or other notes between motor vehicle dealers or lenders and purchasers of new and used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or commercial vehicles (the "Motor Vehicle Receivables"); (B) to act as settlor or grantor of one or more trusts or special purpose entities (each, a "Securitization Trust") formed pursuant to a trust agreement or other agreement for the purpose of issuing one or more series or classes of certificates, bonds, notes or other evidences of interest or indebtedness (collectively, the "Motor Vehicle Securities") secured by or representing beneficial interests in the Motor Vehicle Receivables; (C) to acquire, lease, own, hold, sell, transfer, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with, publicly or privately and whether with unrelated third parties or with affiliated entities, retail installment sales contracts, purchase money notes or other notes between motor vehicle dealers or lenders and purchasers of Motor Vehicle Receivables;
      (D) to acquire Motor Vehicle Securities or other property of a Securitization Trust (including remainder interests in collateral or reserve accounts) or any interest in any of the foregoing; (E) to issue, authorize, sell and deliver Motor Vehicle Securities or other instruments secured or collateralized by the Motor Vehicle Securities; (F) to own equity interests in other limited liability companies or partnerships whose purposes are substantially restricted to those described in clauses
      (A) through (E) above; (G) to borrow money other than pursuant to clause
      (C) above, but only to the extent that such borrowing is permitted by the terms of the transactions contemplated by clauses (A) through (F) above; and (H) to (1) negotiate, authorize, execute, deliver or assume or perform the obligations under any agreement, instrument or document relating to the activities set forth in clauses (A) through (G) above, including the Basic Documents and (2) engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes, including the entering into of interest rate or basis swap, cap, floor or collar agreements, currency exchange agreements or similar hedging transactions and referral, management, servicing and administration agreements. So long as any outstanding debt of the Depositor or securities are rated by any nationally recognized statistical rating organization, the Depositor shall not issue notes or otherwise borrow money unless (A) the Depositor has made a written request to the related nationally recognized statistical rating organization to issue notes or incur borrowings, which notes or borrowings are rated by the related nationally recognized statistical rating organization the same as or higher than the rating afforded any outstanding rated debt or securities, or (B) such notes or borrowings (1) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or securities) or are nonrecourse against any assets of the Depositor other than the assets pledged to secure such notes or borrowings, (2) do not constitute a claim against the Depositor in the event such assets are insufficient to pay such notes or borrowings and (3) where such notes or borrowings are secured by the rated debt or securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or securities) to such rated debt or securities.

      (c) Notwithstanding any other provision of this Section and any provision of law, the Depositor shall not do any of the following:

            (i) engage in any business or activity other than as set forth in
      Section 5.03(b);

            (ii) without the unanimous written consent of the members of the Depositor and the members of the Board of Directors of the Depositor (including all independent directors of the Depositor), (A) consolidate or merge the Depositor with or into any Person or sell all or substantially all of the assets of the Depositor, (B) institute proceedings to have the Depositor be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against Depositor, (C) file a petition seeking, or consent to, reorganization or relief with respect to the Depositor under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Depositor or a substantial part of its property, (E) make any assignment for the benefit of creditors of the Depositor, (F) admit in writing the Depositor's inability to pay its debts generally as they become due, (G) take any action in furtherance of any action set forth in clauses (A) through (F) above or (H) to the fullest extent permitted by law, dissolve or liquidate the Depositor; or

            (iii) change the current number of independent special members under the limited liability company agreement of the Depositor.

      (d) The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

      Section 5.04. Limitation on Liability of Depositor and Others. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director or officer or employee or agent of the Depositor shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

      Section 5.05. Depositor Not to Resign. Subject to the provisions of
Section 5.03, the Depositor shall not resign from the obligations and duties hereby imposed on it as Depositor hereunder.

      Section 5.06. Depositor May Own Securities. The Depositor and any of its Affiliates may, in its individual or any other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate of the Depositor, except as otherwise expressly provided herein or in any other Basic Document (including in the definition of the term "Note Balance"). Except as otherwise expressly provided herein or in the other Basic Documents (including in the definition of the term "Note Balance"), Securities so owned by or pledged to the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority or distinction as among the Notes and the Certificates as the case may be.


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                                  ARTICLE SIX

                              THE MASTER SERVICER

      Section 6.01. Representations and Warranties of Master Servicer. The Master Servicer makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the date of execution and delivery of this Agreement, as of the Closing Date and as of each Subsequent Transfer Date, and shall survive the sale, transfer, assignment and conveyance of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

      (a) Organization and Good Standing. The Master Servicer is a national banking association duly organized and validly existing as a banking institution under the laws of the United States and continues to hold a valid certificate to do business as such. It is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on its business, properties, assets, or condition (financial or other) and those of its subsidiaries, considered as one enterprise. The Master Servicer has, and at all relevant times had, the power, authority and legal right to service the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer.

      (b) Due Qualification. The Master Servicer is duly qualified to do business in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Master Servicer, materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement, each other Basic Document to which the Master Servicer is a party, the Receivables, the Notes or the Certificates.

      (c) Power and Authority. The Master Servicer has the power and authority to execute, deliver and perform its obligations under this Agreement and each other Basic Document to which it is a party; and the execution, delivery and performance of this Agreement and each other Basic Document to which it is a party have been duly authorized by the Master Servicer by all necessary action.

      (d) Binding Obligation. This Agreement and each other Basic Document to which the Master Servicer is a party constitute legal, valid and binding obligations of the Master Servicer, enforceable against the Master Servicer in accordance with their respective terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally, and creditors of national banking associations and financial institutions the accounts of which are insured by the Federal Deposit Insurance Corporation in particular, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.


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

      (e) No Violation. The execution, delivery and performance by the Master Servicer of this Agreement and each other Basic Document to which the Master Servicer is a party, the consummation of the transactions contemplated hereby and thereby and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of association or bylaws of the Master Servicer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Master Servicer is a party, by which the Master Servicer is bound or to which any of its properties are subject; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Master Servicer or its properties of any federal or State regulatory body, court, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or any of its properties.

      (f) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Master Servicer, threatened, against the Master Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of the Master Servicer, would materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or the Receivables or (iv) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Securities.

      Section 6.02. Liability of Master Servicer; Indemnities. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement. Such obligations shall include the following:

            (a) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Trustees, the Securityholders and the Depositor from and against all losses, liabilities, claims, damages and expenses arising out of or incurred in connection with the use, ownership or operation by the Master Servicer or any Affiliate of the Master Servicer of a Financed Vehicle.

            (b) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Depositor and the Trustees from and against any taxes that may at any time be asserted against any such Person as a result of or relating to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, gross margin, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Securities, or federal or State income taxes arising out of distributions on the Securities) and costs and expenses in defending against such taxes.


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

            (c) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Trustees, the Securityholders and the Depositor from and against any loss, liability, claim, damage or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or any other Basic Document to which it is a party or by reason of a reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

            (d) The Master Servicer shall indemnify, defend and hold harmless the Trustees and their respective officers, directors, employees and agents from and against all losses, liabilities, claims, damages and expenses arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and contained in the Trust Agreement (in the case of the Owner Trustee) and contained in the Indenture (in the case of the Indenture Trustee), except to the extent that such loss, liability, claim, damage or expense: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable,
      (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in
      Section 7.03 of the Trust Agreement, (iii) in the case of the Indenture Trustee, shall arise from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture or shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Master Servicer hereunder or (iv) relates to any tax other than to the taxes with respect to which either the Depositor or the Master Servicer shall be required to indemnify the Owner Trustee or the Indenture Trustee, as applicable.

            (e) The Master Servicer shall pay the Owner Trustee compensation, reimbursement or other payments owed to it pursuant to Sections 8.01 and
      8.02 of the Trust Agreement.

      In addition to the foregoing indemnities, if the Owner Trustee or the Indenture Trustee is entitled to indemnification by the Depositor pursuant to
Section 5.02 and the Depositor is unable for any reason to provide such indemnification to the Owner Trustee or the Indenture Trustee, then the Master Servicer shall be liable for any indemnification that the Owner Trustee or the Indenture Trustee is entitled to under Section 5.02. For purposes of this Section, in the event of a termination of the rights and obligations of the Master Servicer (or any Successor Master Servicer) pursuant to Section 7.01 or a resignation by such Master Servicer pursuant to Section 6.05, such Master Servicer shall be deemed to be the Master Servicer pending appointment of a Successor Master Servicer (other than the Indenture Trustee) pursuant to
Section 7.02. Indemnification under this Section by the Master Servicer (or any Successor Master Servicer), with respect to the period such Person was (or was deemed to be) the Master Servicer, shall survive the termination of each Person as Master Servicer or a resignation by such Person as Master Servicer, as well as the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of


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

whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, as the case may be, without interest.

      Section 6.03. Merger, Consolidation or Assumption of the Obligations of Master Servicer. Any Person (i) into which the Master Servicer shall be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Master Servicer shall be a party or (iii) which may succeed to all or substantially all of the business of the Master Servicer, which Person in any of the foregoing cases is an Eligible Servicer and executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, shall be the successor to the Master Servicer under this Agreement without the execution or filing of any other document or any further act on the part of any of the parties hereto; provided, however, (a) the Master Servicer shall have delivered to the Depositor and the Trustees an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion or consolidation and such agreement of assumption comply with this Section and
(b) the Master Servicer shall have delivered to the Depositor and the Trustees an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been authorized and filed that are necessary to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the assets of the Issuer and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything to the contrary contained herein, the execution of the foregoing agreement of assumption and compliance with clauses (a) and (b) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above. The Master Servicer shall provide prior written notice of any merger, conversion, consolidation or succession pursuant to this Section to the Trustees, the Rating Agencies and the Depositor. The Master Servicer shall provide such information in writing as reasonably requested by the Depositor to allow the Depositor to comply with its Exchange Act reporting obligations with respect to a Successor Master Servicer.

      Section 6.04. Limitation on Liability of Master Servicer and Others.

      (a) Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer or any Securityholders for any action taken or for refraining from the taking of any action pursuant hereto, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer and any of its respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person in respect of any matters arising under this Agreement.

      (b) Except as provided herein, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer and service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the


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

Noteholders and the Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Master Servicer.

      Section 6.05. Wachovia Bank Not to Resign as Master Servicer. Subject to the provisions of Section 6.03, Wachovia Bank shall not resign from the obligations and duties imposed on it pursuant hereto as Master Servicer under this Agreement except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Depositor and the Trustees. No such resignation shall become effective until the Indenture Trustee or a Successor Master Servicer shall have (i) assumed the obligations and duties of the Master Servicer in accordance with Section 7.02, (ii) become the Administrator under the Administration Agreement pursuant to Section 1.20 thereof and (iii) provided such information in writing as reasonably requested by the Depositor to allow the Depositor to comply with its Exchange Act reporting obligations with respect to a Successor Master Servicer.

      Section 6.06. Master Servicer May Own Securities. The Master Servicer and any of its Affiliates may, in its individual or other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Master Servicer or an Affiliate of the Master Servicer, except as otherwise expressly provided herein or in any other Basic Document (including in the definition of the term "Note Balance"). Except as otherwise expressly provided herein or in the other Basic Documents (including in the definition of the term "Note Balance"), Securities so owned by or pledged to the Master Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority or distinction as among the Notes and the Certificates, as the case may be.


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                                 ARTICLE SEVEN

                          SERVICER TERMINATION EVENTS

      Section 7.01. Servicer Termination Events. The occurrence of any one of the following events shall constitute an event of servicing termination hereunder (each, a "Servicer Termination Event"):

            (a) any failure by the Master Servicer to deliver to the Owner Trustee or the Indenture Trustee the Master Servicer's Certificate for any Collection Period, which failure shall continue unremedied beyond the earlier of three Business Days following the date such Master Servicer's Certificate was required to be delivered and the related Deposit Date, or any failure by the Master Servicer to make any required payment or deposit under this Agreement, which failure shall continue unremedied beyond the earlier of five Business Days following the date such payment or deposit was due and, in the case of a payment or deposit to be made no later than a Distribution Date or the related Deposit Date, such Distribution Date or Deposit Date, as applicable;

            (b) any failure by the Master Servicer to duly observe or to perform in any material respect any other covenant or agreement of the Master Servicer set forth in this Agreement, which failure shall materially and adversely affect the rights of the Depositor or the Noteholders and shall continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (i) to the Master Servicer by the Depositor, the Owner Trustee or the Indenture Trustee or (ii) to the Depositor, the Master Servicer and the Trustees by the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class;

            (c) any representation or warranty of the Master Servicer made in this Agreement, or in any certificate delivered pursuant hereto or in connection herewith, other than any representation or warranty relating to a Receivable that has been purchased by the Master Servicer, proving to have been incorrect in any material respect as of the time when the same shall have been made, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured for a period of 30 days after the date on which written notice of such circumstance or condition, requiring the same to be eliminated or cured, shall have been given (i) to the Master Servicer by the Depositor, the Owner Trustee or the Indenture Trustee or
      (ii) to the Depositor, the Master Servicer and the Trustees by the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class;

            (d) the entry of a decree or order by a court or agency or supervisory authority of competent jurisdiction for the appointment of a conservator, receiver, liquidator or trustee for the Master Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, which decree or order continues unstayed and in effect for a period of 60 consecutive days; or

            (e) the consent by the Master Servicer to the appointment of a conservator, receiver, liquidator or trustee in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to the Master Servicer or relating to substantially all of its property, the admission in writing by the Master Servicer of its inability to pay its debts generally as they become due, the filing by the Master Servicer of a petition to take advantage of any applicable insolvency or reorganization statute, the making by the Master Servicer of an assignment for the benefit of its creditors or the voluntary suspension by the Master Servicer of payment of its obligations.

      If a Servicer Termination Event shall have occurred and not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, in each case by notice then given in writing to the Depositor, the Owner Trustee and the Master Servicer (and to the Trustees if given by the Noteholders) (each, a "Servicer Termination Notice") may terminate all the rights and obligations of the Master Servicer under this Agreement; provided, however, that the indemnification obligations of the Master Servicer under Section 6.02 shall survive such termination. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Trust Property or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such Successor Master Servicer as may be appointed under
Section 7.02; and, without limitation, the Trustees are hereby authorized and empowered to execute and deliver, on behalf of the outgoing Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable Files or the certificates of title to the Financed Vehicles, or otherwise. The outgoing Master Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Master Servicer in effecting the termination of the responsibilities and rights of the outgoing Master Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the outgoing Master Servicer for deposit, or have been deposited by the outgoing Master Servicer, in the Accounts or thereafter received with respect to the Receivables, all Receivable Files and all information or documents that the Indenture Trustee or such Successor Master Servicer may require. In addition, the Master Servicer shall transfer its electronic records relating to the Receivables to the Successor Master Servicer in such electronic form as the Successor Master Servicer may reasonably request. All Transition Costs shall be paid by the outgoing Master Servicer (or by the initial Master Servicer if the outgoing Master Servicer is the Indenture Trustee acting on an interim basis) upon presentation of reasonable documentation of such costs and expenses.

      The Trustees shall have no obligation to notify the Noteholders, the Certificateholders or any other Person of the occurrence of any event specified in this Section prior to the continuance of such event through the end of any cure period specified in this Section.

      Section 7.02. Appointment of Successor Master Servicer. Upon the resignation of the Master Servicer pursuant to Section 6.05 or the termination of the Master Servicer pursuant to Section 7.01, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and shall be subject to all the obligations


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

and duties placed on the Master Servicer by the terms and provisions of this Agreement, and shall provide such information in writing as reasonably requested by the Depositor to allow the Depositor to comply with its Exchange Act reporting obligations with respect to the Indenture Trustee in its capacity as Successor Master Servicer; provided, however, that the Indenture Trustee, as Successor Master Servicer, shall not, in any event, be required to make any Advances pursuant to Section 4.04 and shall have no obligations pursuant to
Section 3.09 with respect to the fees and expenses of the Owner Trustee or the Indenture Trustee, the fees and expenses of the Owner Trustee's attorneys or the Indenture Trustee's attorneys, the fees and expenses of any custodian appointed by the Trustees, the fees and expenses of Independent accountants or expenses incurred in connection with distributions and reports to the Certificateholders and the Noteholders. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Master Servicer would have been entitled to under this Agreement if no such resignation or termination had occurred, except that all collections on or in respect of the Receivables shall be deposited in the Collection Account within two Business Days of receipt and shall not be retained by the Master Servicer. Notwithstanding the foregoing, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the terminated Master Servicer under this Agreement. In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Master Servicer out of collections on or in respect of the Receivables as it and such successor shall agree; provided, however, that such compensation shall not be greater than that payable to Wachovia Bank as initial Master Servicer hereunder without the prior consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including providing such information in writing as reasonably requested by the Depositor to allow the Depositor to comply with its Exchange Act reporting obligations with respect to such Successor Master Servicer. The Indenture Trustee shall not be relieved of its duties as Successor Master Servicer under this Section until a newly appointed Master Servicer shall have assumed the obligations and duties of the terminated Master Servicer under this Agreement. Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Master Servicer to act as Successor Master Servicer hereunder.

      Section 7.03. Effect of Servicing Transfer.

      (a) After a transfer of servicing hereunder, the Indenture Trustee or Successor Master Servicer shall notify the Obligors to make directly to the Successor Master Servicer payments that are due under the Receivables after the effective date of such transfer.

      (b) Except as provided in Section 7.02, after a transfer of servicing hereunder, the outgoing Master Servicer shall have no further obligations with respect to the administration, servicing, custody or collection of the Receivables and the Successor Master Servicer shall have all of such obligations, except that the outgoing Master Servicer will transmit or cause to be transmitted directly to the Successor Master Servicer for its own account, promptly on receipt and in the same form in which received, any amounts or items held by the outgoing Master


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Servicer (properly endorsed where required for the Successor Master Servicer to collect any such items) received as payments upon or otherwise in connection with the Receivables.

      (c) Any Successor Master Servicer shall provide the Depositor with access to the Receivable Files and to the Successor Master Servicer's records (whether written or automated) with respect to the Receivable Files. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Successor Master Servicer. Nothing in this Section shall affect the obligation of a Successor Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

      (d) Any transfer of servicing hereunder shall not constitute an assumption by the related Successor Master Servicer of any liability of the related outgoing Master Servicer arising out of any breach by such outgoing Master Servicer of such outgoing Master Servicer's duties hereunder prior to such transfer of servicing.

      Section 7.04. Notification to Noteholders, Certificateholders and Rating Agencies. Upon any notice of a Servicer Termination Event or upon any termination of, or any appointment of a successor to, the Master Servicer pursuant to this Article, the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Owner Trustee shall give prompt written notice thereof to the Certificateholders and to the Rating Agencies.

      Section 7.05. Waiver of Past Servicer Termination Events. The Noteholders evidencing not less than 51% of the Note Balance of the Controlling Class may, on behalf of all Noteholders, waive any Servicer Termination Event and its consequences, except an event resulting from the failure to make any required deposits to or payments from the Collection Account, the Note Payment Account, the Certificate Payment Account or the Reserve Fund in accordance with this Agreement. Upon any such waiver of a Servicer Termination Event, such event shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right arising therefrom, except to the extent expressly so waived.

      Section 7.06. Repayment of Advances. If the identity of the Master Servicer shall change, the outgoing Master Servicer shall be entitled to receive reimbursement for outstanding and unreimbursed Advances made pursuant to Section 4.04 by the outgoing Master Servicer.


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                                 ARTICLE EIGHT

                                  TERMINATION

      Section 8.01. Optional Purchase of All Receivables.

      (a) If, as of the last day of any Collection Period, the Pool Balance shall be less than or equal to 10% of the Cutoff Date Pool Balance, the Master Servicer shall have the option to purchase on the following Distribution Date the Owner Trust Estate, other than the Collection Account, the Note Payment Account, the Certificate Payment Account, the Pre-Funding Account, the Negative Carry Account and the Reserve Fund. To exercise such option, the Master Servicer shall notify the Depositor, the Seller, the Owner Trustee, the Indenture Trustee and the Rating Agencies, no later than 30 days prior to the Distribution Date on which such repurchase is to be effected and shall deposit into the Collection Account on the related Deposit Date an amount equal to the lesser of the (i) fair market value of the Receivables and (ii) aggregate Purchase Amount for the Receivables (including Receivables that became Defaulted Receivables during the related Collection Period); provided, however, that the Master Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account (together with amounts on deposit in the Reserve Fund and the Collection Account) pursuant to this
Section is at least equal to the sum of all amounts due to the Master Servicer under this Agreement plus the Note Balance plus all accrued but unpaid interest (including any overdue interest) on the Notes plus all amounts due to the Master Servicer for any outstanding and unreimbursed Advances and Nonrecoverable Advances plus all accrued but unpaid Total Trustee Fees. Upon such payment, the Master Servicer shall succeed to and own all interests in and to the Issuer. The aggregate amount so deposited in respect of such Distribution Date, plus, to the extent necessary, all amounts in the Reserve Fund shall be used to make payments in full to the Noteholders in the manner set forth in Article Four.

      (b) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Indenture Trustee shall continue to carry out its obligations hereunder with respect to the Certificateholders, including making distributions from the Collection Account in accordance with Section 4.06(c) and making withdrawals from the Reserve Fund in accordance with Sections 4.06(b) and 4.07.


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                                 ARTICLE NINE

                             EXCHANGE ACT REPORTING

      Section 9.01. Further Assurances. The Indenture Trustee and the Master Servicer shall cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Issuer. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith. In addition to the other information specified in this Article, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Indenture Trustee and the Master Servicer shall provide the Depositor with (i) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (ii) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Master Servicer and the Indenture Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

      Section 9.02. Form 10-D Filings. So long as the Depositor is required to file Exchange Act Reports with respect to the Issuer, no later than each Distribution Date, each of the Indenture Trustee and the Master Servicer shall notify (and the Master Servicer shall cause any Subservicer to notify) the Depositor of any Form 10-D Disclosure Item with respect to such Person (or in the case of the Indenture Trustee, as Responsible Officer of such Person), together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Master Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, the Master Servicer shall provide such information which is available to the Master Servicer without unreasonable effort or expense regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the statements to Securityholders pursuant to Section 4.11, commencing with the first such report due not less than five Business Days following such request.

      Section 9.03. Form 8-K Filings. So long as the Depositor is required to file Exchange Act Reports with respect to the Issuer, each of the Indenture Trustee and the Master Servicer shall promptly notify the Depositor, but in no event later than two Business Days after its occurrence, of any Reportable Event. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

      Section 9.04. Form 10-K Filings. So long as the Depositor is required to file Exchange Act Reports, (i) if the Item 1119 Parties listed on Schedule B have changed since the Closing


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Date, no later than February 1 of each year beginning in 2007, the Depositor shall provide each of the Indenture Trustee and the Master Servicer with an updated Schedule B setting forth the Item 1119 Parties and (ii) no later than March 15 of each year, commencing in 2007, the Indenture Trustee and the Master Servicer shall notify the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item, in form and substance reasonably acceptable to the Depositor.

      Section 9.05. Report on Assessment of Compliance and Attestation. So long as the Depositor is required to file Exchange Act Reports, on or before March 15 of each calendar year, commencing in 2007:

      (a) The Indenture Trustee shall deliver to the Depositor and the Master Servicer the Servicing Criteria Assessment, which shall be signed by an authorized officer of the Indenture Trustee and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Part I of Schedule C hereto delivered to the Depositor concurrently with the execution of this Agreement (provided that such certification may be revised after the date of this Agreement as agreed by the Depositor and the Indenture Trustee to reflect any guidance with respect to such criteria from the Commission). To the extent any of the Servicing Criteria are not applicable to the Indenture Trustee, with respect to asset-backed securities transactions taken as a whole involving the Indenture Trustee and that are backed by the same asset type backing the Notes, such report shall include such a statement to that effect. The Indenture Trustee acknowledges and agrees that the Depositor and the Master Servicer with respect to its duties as the Certifying Person, and each of their respective officers and directors shall be entitled to rely on upon each such Servicing Criteria Assessment and the attestation delivered pursuant to Section 9.05(b).

      (b) The Indenture Trustee shall deliver to the Depositor and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 13a-18 and 15d-18 of the Exchange Act, Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

      (c) The Indenture Trustee shall cause each Reporting Subcontractor to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in Sections 9.05(a) and (b). An assessment of compliance provided by a Subcontractor need not address any elements of the Servicing Criteria other than those specified by the Indenture Trustee pursuant to Section 9.05(a).

      (d) In the event the Indenture Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to this Section with respect to the period of time it was subject to this Agreement or provided services with respect to the Issuer or the Receivables.

      Section 9.06. Back-up Sarbanes-Oxley Certification.


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

      (a) No later than February 15 of each year, beginning in 2007, the Master Servicer shall provide the Performance Certification to the Certifying Person as Schedule E (in the case of the Master Servicer), in each case on which the Certification Parties can reasonably rely; provided that so long as the Master Servicer is an Affiliate of the Depositor, the Master Servicer may, but is not required to deliver the Performance Certificate.

      (b) The Depositor will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer. In the event that prior to the filing date of the Form 10-K in March of each year, the Master Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Master Servicer shall promptly notify the Depositor.

      (c) Each of the Indenture Trustee and the Master Servicer agrees to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Issuer.

      Section 9.07. Use of Subcontractors.

      (a) It shall not be necessary for the Indenture Trustee or the Master Servicer to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. Each of the Indenture Trustee and the Master Servicer shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or the Administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii).

      (b) As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Indenture Trustee shall cause any such Subcontractor for the benefit of the Depositor to comply with the provisions of Sections 9.05 and 9.06 to the same extent as if such Subcontractor were the Indenture Trustee. The Indenture Trustee shall be responsible for obtaining from each Subcontractor and delivering to the Depositor, any assessment of compliance and attestation required to be delivered by such Subcontractor under
Section 9.05 and Section 9.06, in each case as and when required to be delivered.

      (c) As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer shall cause any such Subcontractor for the benefit of the Depositor to comply with the provisions of Sections 3.11(a), 3.12 and 9.06, to the same extent as if such Subcontractor were the Master Servicer. The Master Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Depositor, any assessment of compliance and attestation required to be delivered by such Subcontractor under this Agreement, in each case as and when required to be delivered.


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

      Section 9.08. Representations and Warranties. The Indenture Trustee represents that:

            (i) there are no affiliations, relating to the Indenture Trustee with respect to any Item 1119 Party;

            (ii) there are no relationships or transactions with respect to any
      Item 1119 Party and the Indenture Trustee that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated under the Basic Documents, and that are material to the investors' understanding of the Notes; and

            (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Indenture Trustee, or of which the property of the Indenture Trustee is subject, that is material to the Noteholders.

      Section 9.09. Indemnification.

      (a) Each of the Indenture Trustee and the Master Servicer (if the Master Servicer is not the Seller) shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer with respect to its duties as Certifying Person or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in the Provided Information or (B) the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) shall be construed solely by reference to the related Provided Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

            (ii) with respect to the Indenture Trustee, any failure by the Indenture Trustee to deliver any Servicing Criteria Assessment when and as required under this Article and with respect to the Master Servicer, any failure by the Master Servicer to deliver any information, report, certification, accountant's letter or other material when and as required under Section 3.11, Section 3.12 or Article Nine.

      (b) In the case of any failure of performance described in Section 9.09(a)(ii), each of the Indenture Trustee and the Master Servicer shall promptly reimburse the Depositor for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Indenture Trustee or the Master Servicer, as applicable.


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      (c) Each of the Indenture Trustee and the Master Servicer shall require that any Reporting Subcontractor agree to the provisions of Sections 9.09(a) and (b), or shall be responsible for all such indemnification, costs or expenses if the Reporting Subcontractor will not agree to such provisions.

      (d) Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for special, indirect or consequential damages of any kind whatsoever, including lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.


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                                  ARTICLE TEN

                                 MISCELLANEOUS

      Section 10.01. Amendment.

      (a) This Agreement may be amended from time to time by the Depositor, the Seller, the Master Servicer and the Owner Trustee, on behalf of the Issuer, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provision in this Agreement that may be inconsistent with any other provisions in this Agreement or any offering document used in connection with the initial offer and sale of the Notes, to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement; provided, however, that no such amendment (i) may materially adversely affect the interests of any Noteholder and (ii) will be permitted unless an Opinion of Counsel is delivered to the Depositor, the Owner Trustee and the Indenture Trustee to the effect that such amendment will not cause the Issuer to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or any Noteholder.

      (b) This Agreement may also be amended from time to time by the Depositor, the Seller, the Master Servicer and the Owner Trustee, on behalf of the Issuer, with the consent of the Indenture Trustee and the consent of the Holders of Notes evidencing at least 66 2/3% of the Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment (1) will be permitted unless an Opinion of Counsel is delivered to the Depositor and the Trustees to the effect that such amendment will not cause the Issuer to be characterized for federal income tax purposes as an association or publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or any Noteholder and (2) may:

            (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Noteholders or change any Interest Rate or the Required Reserve Fund Amount, without the consent of 100% of the Noteholders of Notes then Outstanding; or

            (ii) reduce the percentage of the Note Balance of the Controlling Class, the consent of the Noteholders of which is required for any amendment to this Agreement without the consent of 100% of the Noteholders of Notes then Outstanding.

      (c) An amendment to this Agreement shall be deemed not to materially adversely affect the interests of any Noteholder if (i) the Person requesting such amendment obtains and delivers to the Trustees an Opinion of Counsel to that effect or (ii) the Rating Agency Condition is satisfied.


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

      (d) Prior to the execution of any amendment or consent pursuant to this Section, the Master Servicer shall provide written notification of the substance of such amendment or consent to each Rating Agency.

      (e) Promptly after the execution of any amendment or consent pursuant to
Section 10.01(b), the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. It shall not be necessary for the consent of the Noteholders pursuant to Section 10.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Noteholders shall be subject to such reasonable requirements as the Trustees may prescribe.

      (f) Prior to the execution of any amendment pursuant to this Section, the Depositor and the Trustees shall be entitled to receive and rely upon (i) an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and (ii) an Officer's Certificate of the Master Servicer that all conditions precedent provided for in this Agreement to the execution of such amendment have been complied with. The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      (g) Notwithstanding the foregoing, in the event the parties to this Agreement desire to further clarify or amend any provision of Article Nine or, subject to Section 9.05(a), the information contained in Schedule C, this Agreement shall be amended to reflect the new agreement between the parties covering matters in Article Nine pursuant to Section 9.01, or Schedule C, provided such amendment will not require any Opinion of Counsel or satisfaction of the Rating Agency Condition or the consent of any Noteholder or Certificateholder.

      Section 10.02. Protection of Title to Issuer.

      (a) The Depositor or the Master Servicer, or both, shall authorize and file such financing statements and cause to be authorized and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Depositor or the Master Servicer, or both, shall deliver (or cause to be delivered) to the Trustees file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) Neither the Depositor nor the Master Servicer shall change its name, identity or organizational structure in any manner that would make any financing statement or continuation statement filed in accordance with Section 10.02(a) seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Trustees at least 60 days' prior written notice thereof and shall have promptly filed such amendments to previously filed financing statements or continuation statements or such new financing statements as may be necessary to continue the perfection of the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and the proceeds thereof.


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

      (c) Each of the Seller, the Depositor and the Master Servicer shall give the Trustees at least 60 days' prior written notice of any change in its name, identity, organizational structure or jurisdiction of organization or any relocation of its principal place of business or chief executive office if, as a result of such change or relocation, the applicable provisions of the UCC would require the filing of any amendment to any previously filed financing statement or continuation statement or of any new financing statement and shall promptly file any such amendment, continuation statement or new financing statement. The Depositor shall at all times maintain its jurisdiction of organization, its principal place of business and its chief executive office within the United States. The Master Servicer shall at all times maintain each office from which it shall service Receivables, and each office at which the Receivable Files are located, within the United States.

      (d) The Master Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and held by the Reserve Fund in respect of such Receivable.

      (e) The Master Servicer shall maintain its computer systems so that, from and after the time of transfer of the Receivables to the Issuer pursuant to this Agreement, the Master Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly and unambiguously the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Master Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased by the Seller or purchased by the Master Servicer.

      (f) If at any time the Depositor or the Master Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Master Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, CDs, records or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly and unambiguously that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee (unless such Receivable has been paid in full or repurchased by the Seller or purchased by the Master Servicer).

      (g) The Master Servicer shall permit the Trustees and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Master Servicer's records regarding any Receivable.

      (h) If the Seller has repurchased one or more Receivables from the Issuer pursuant to Section 2.04 or the Master Servicer has purchased one or more Receivables from the Issuer pursuant to Section 3.08, the Master Servicer shall, upon request, furnish to the Owner Trustee or to the Indenture Trustee, within ten Business Days, a list of all Receivables (by contract number


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

and name of Obligor) then held as part of the Issuer, together with a reconciliation of such list to the Schedule of Receivables (as amended or supplemented to date) and to each of the Master Servicer's Certificates furnished before such request indicating removal of Receivables from the Issuer.

      (i) The Master Servicer shall deliver to the Depositor and the Trustees:

            (i) promptly after the authorization and delivery of each amendment to any financing statement delivered pursuant to this Agreement, an Opinion of Counsel stating that, in the opinion of such counsel, either
      (A) all financing statements and continuation statements have been authorized and filed that are necessary fully to preserve and protect the interest of the Depositor (in the case of an opinion delivered by the Master Servicer) or the Issuer and the Indenture Trustee (in the case of an opinion delivered by the Depositor) in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

            (ii) within 90 days after the beginning of each calendar year (beginning with the first year beginning more than three months after the Cutoff Date) an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been authorized and filed that are necessary fully to preserve and protect the interest of the Depositor (in the case of an opinion delivered by the Master Servicer) or the Issuer and the Indenture Trustee (in the case of an opinion delivered by the Depositor) in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

      Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken on or before March 31 of the following year to preserve and protect such interest.

      (j) The Depositor shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or
Section 12(g) of the Exchange Act within the time periods specified in such sections.

      Section 10.03. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, or, where electronic delivery is applicable and requested, shall be delivered by electronic delivery, and shall be deemed to have been duly given upon receipt in the case of (i) the Depositor, at One Wachovia Center, 301 South College Street, Suite E, Charlotte, North Carolina 28288-5578, Attention: Treasury ABS Department, (ii) the Seller or the Master Servicer, at 301 South College Street, 10th Floor, Charlotte, North Carolina 28244-0610, Attention: Treasury Department, (iii) the Issuer or the Owner Trustee, at the Corporate Trust Office (as such term is defined in the Trust Agreement), (iv) the Indenture Trustee, at the Corporate Trust Office, (v) Fitch, to Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Auto ABS Group (email: surveillance-abs-auto@fitchratings.com),

(vi) Standard & Poor's, to Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041,
Attention: Asset Backed Surveillance Department (e-mail:
Servicer_reports@sandp.com) or (vii) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

      Section 10.04. Assignment.

      (a) Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section or as provided in Sections 6.03 and 7.02, this Agreement may not be assigned by the Depositor or the Master Servicer without the prior written consent of the Trustees and the Holders of Notes evidencing at least 66 2/3% of the Note Balance of the Controlling Class.

      (b) The Depositor hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Trust Property and the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

      Section 10.05. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

      Section 10.06. Further Assurances. The Depositor, the Seller, the Master Servicer and the Issuer agree to do and perform, from time to time, any and all acts and to authorize or execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including the authorization and execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

      Section 10.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Depositor, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      Section 10.08. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owner Trustee, the Noteholders, the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article, no other Person shall have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

      Section 10.09. Actions by Securityholders.

      (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by the Noteholders or the Certificateholders, such action, notice or instruction may be taken or given by any Noteholder or any Certificateholder, as applicable, unless such provision requires a specific percentage of the Noteholders or the Certificateholders.

      (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder or a Certificateholder shall bind such Noteholder or Certificateholder and every subsequent Holder of the related Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

      Section 10.10. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 10.11. Headings. The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the meaning or interpretation of the terms or provisions hereof.

      Section 10.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.13. Nonpetition Covenants. The Owner Trustee, the Indenture Trustee and the Master Servicer each covenants and agrees that it will not at any time institute against, or join any other Person in instituting against, the Depositor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or State bankruptcy or similar law. This Section shall survive the resignation or removal of the Owner Trustee under the Trust Agreement and the Indenture Trustee under the Indenture and shall survive the termination of the Trust Agreement and the Indenture.

      Section 10.14. Limitation of Liability of Owner Trustee and Indenture Trustee.

      (a) Notwithstanding anything to the contrary contained herein, this Agreement has been executed by the Owner Trustee not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

      (b) Notwithstanding anything to the contrary contained herein, this Agreement has been accepted by the Indenture Trustee, not in its individual capacity but solely as Indenture Trustee and in no event shall the Indenture Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                   WACHOVIA AUTO OWNER TRUST 2006-A

                                   By:   WILMINGTON TRUST COMPANY,
                                         not in its individual
                                         capacity but solely as Owner
                                         Trustee on behalf of the
                                         Issuer


                                   By:   /s/ Michele C. Harra
                                         ----------------------------------
                                         Name:   Michele C. Harra
                                         Title:  Financial Services Officer

                                   POOLED AUTO SECURITIES SHELF LLC,
                                         as Depositor


                                   By:   /s/ Scott D. Weaver
                                         ----------------------------------
                                         Name:   Scott D. Weaver
                                         Title:  Vice President

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Seller and Master Servicer


                                   By:   /s/ April Hughey
                                         ----------------------------------
                                         Name:   April Hughey
                                         Title:  Vice President




                                                   Sale and Servicing Agreement

Agreed and Accepted:

U.S. BANK NATIONAL ASSOCIATION



By:  /s/ Shannon M. Rantz
   ----------------------------
     Name:   Shannon M. Rantz
     Title:  Vice President


















                                                   Sale and Servicing Agreement

                                                                     SCHEDULE A


                          LOCATION OF RECEIVABLE FILES


Wachovia Bank, National Association
1628 Browning Road, SC8846
Columbia, South Carolina 29226-0002

Wachovia Bank, National Association
Dealer Service Center
1451 Thomas Langston Road
Winterville, North Carolina 28590

                                                                     SCHEDULE B


                               ITEM 1119 PARTIES


                                     None.

                                                                     SCHEDULE C


SCHEDULE C
PART I - SERVICING CRITERIA (TO BE ADDRESSED IN THE REPORT ON ASSESSMENT OF COMPLIANCE)

      The assessment of compliance to be delivered by the Master Servicer shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

-----------------------------------------------------------------------------------------------------------------------------------
Reg AB Reference           Servicing Criteria                             Applicable Servicing              Responsible Party
                                                                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                           General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)              Policies and procedures are instituted to                                       Master Servicer
                           monitor any performance or other triggers                                        Administrator
                           and events of default in accordance with
                           the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)             If any material servicing activities are                                        Master Servicer
                           outsourced to third parties, policies and
                           procedures are instituted to monitor the
                           third party's performance and compliance
                           with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)            Any requirements in the transaction                     N/A
                           agreements to maintain a back-up Master
                           Servicer for the Pool Assets are
                           maintained.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)             A fidelity bond and errors and omissions                                        Master Servicer
                           policy is in effect on the party
                           participating in the servicing function
                           throughout the reporting period in the
                           amount of coverage required by and
                           otherwise in accordance with the terms of
                           the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                           Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)              Payments on pool assets are deposited                                           Master Servicer
                           into the appropriate custodial bank
                           accounts and related bank clearing
                           accounts no more than two business days
                           following receipt, or such other number
                           of days specified in the transaction
                           agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)             Disbursements made via wire transfer on           N/A for Obligor               Master Servicer
                           behalf of an obligor or to an investor            disbursements.
                           are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)            Advances of funds or guarantees regarding                                       Master Servicer
                           collections, cash flows or distributions,
                           and any interest or other fees charged
                           for such advances, are made, reviewed and
                           approved as specified in the transaction
                           agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)             The related accounts for the transaction,                                       Master Servicer
                           such as cash reserve accounts or accounts                                      Indenture Trustee
                           established as a form of over
                           collateralization, are separately
                           maintained (e.g., with respect to
                           commingling of cash) as set forth in the
                           transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)              Each custodial account is maintained at a                                        Administrator
                           federally insured depository institution                                       Indenture Trustee
                           as set forth in the transaction
                           agreements.  For purposes of this
                           criterion, "federally insured depository
                           institution" with respect to a foreign
                           financial institution means a foreign
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Reg AB Reference           Servicing Criteria                             Applicable Servicing              Responsibility
                                                                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                           financial institution that meets the
                           requirements of Rule 13k-1(b)(1) of the
                           Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)             Unissued checks are safeguarded so as to                N/A
                           prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)            Reconciliations are prepared on a monthly                                       Master Servicer
                           basis for all asset-backed securities                                          Indenture Trustee
                           related bank accounts, including
                           custodial accounts and related bank
                           clearing accounts.  These reconciliations
                           are (A) mathematically accurate; (B)
                           prepared within 30 calendar days after
                           the bank statement cutoff date, or such
                           other number of days specified in the
                           transaction agreements; (C) reviewed and
                           approved by someone other than the person
                           who prepared the reconciliation; and (D)
                           contain explanations for reconciling
                           items.  These reconciling items are
                           resolved within 90 calendar days of their
                           original identification, or such other
                           number of days specified in the
                           transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

                           Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)              Reports to investors, including those to                                        Master Servicer
                           be filed with the Commission, are                                                Administrator
                           maintained in accordance with the transaction
                           agreements and applicable Commission requirements.
                           Specifically, such reports (A) are prepared in
                           accordance with timeframes and other terms set forth
                           in the transaction agreements; (B) provide
                           information calculated in accordance with the terms
                           specified in the transaction agreements; (C) are
                           filed with the Commission as required by its rules
                           and regulations; and (D) agree with investors' or
                           the trustee's records as to the total unpaid
                           principal balance and number of Pool Assets serviced
                           by the Master Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)             Amounts due to investors are allocated                                          Master Servicer
                           and remitted in accordance with                                                  Administrator
                           timeframes, distribution priority and                                          Indenture Trustee
                           other terms set forth in the transaction
                           agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)            Disbursements made to an investor are                                           Master Servicer
                           posted within two business days to the
                           Master Servicer's investor records, or
                           such other number of days specified in
                           the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)             Amounts remitted to investors per the                                           Master Servicer
                           investor reports agree with cancelled                                            Administrator
                           checks, or other form of payment, or                                           Indenture Trustee
                           custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------

                           Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)              Collateral or security on pool assets is                                        Master Servicer
                           maintained as required by the transaction
                           agreements or related pool asset
                           documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)             Pool assets  and related documents are                                          Master Servicer
                           safeguarded as required by the
                           transaction agreements
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Reg AB Reference           Servicing Criteria                             Applicable Servicing              Responsibility
                                                                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)            Any additions, removals or substitutions                                        Master Servicer
                           to the asset pool are made, reviewed and
                           approved in accordance with any
                           conditions or requirements in the
                           transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)             Payments on pool assets, including any                                          Master Servicer
                           payoffs, made in accordance with the related pool
                           asset documents are posted to the Master Servicer's
                           obligor records maintained no more than two business
                           days after receipt, or such other number of days
                           specified in the transaction agreements, and
                           allocated to principal, interest or other items
                           (e.g., escrow) in accordance with the related pool
                           asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)              The Master Servicer's records regarding                                         Master Servicer
                           the pool assets agree with the Master
                           Servicer's records with respect to an
                           obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)             Changes with respect to the terms or                                            Master Servicer
                           status of an obligor's pool assets (e.g.,
                           loan modifications or re-agings) are
                           made, reviewed and approved by authorized
                           personnel in accordance with the
                           transaction agreements and related pool
                           asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)            Loss mitigation or recovery actions                                             Master Servicer
                           (e.g., forbearance plans, modifications and deeds in
                           lieu of foreclosure, foreclosures and repossessions,
                           as applicable) are initiated, conducted and
                           concluded in accordance with the timeframes or other
                           requirements established by the transaction
                           agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)           Records documenting collection efforts                                          Master Servicer
                           are maintained during the period a pool
                           asset is delinquent in accordance with
                           the transaction agreements.  Such records
                           are maintained on at least a monthly
                           basis, or such other period specified in
                           the transaction agreements, and describe
                           the entity's activities in monitoring
                           delinquent pool assets including, for
                           example, phone calls, letters and payment
                           rescheduling plans in cases where
                           delinquency is deemed temporary (e.g.,
                           illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)             Adjustments to interest rates or rates of                                       Master Servicer
                           return for pool assets with variable
                           rates are computed based on the related
                           pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)              Regarding any funds held in trust for an                N/A
                           obligor (such as escrow accounts): (A)
                           such funds are analyzed, in accordance
                           with the obligor's pool asset documents,
                           on at least an annual basis, or such
                           other period specified in the transaction
                           agreements; (B) interest on such funds is
                           paid, or credited, to obligors in
                           accordance with applicable pool asset
                           documents and state laws; and (C) such
                           funds are returned to the obligor within
                           30
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Reg AB Reference           Servicing Criteria                             Applicable Servicing              Responsibility
                                                                                Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                           calendar days of full repayment of the
                           related pool assets, or such other number
                           of days specified in the transaction
                           agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)             Payments made on behalf of an obligor                   N/A
                           (such as tax or insurance payments) are
                           made on or before the related penalty or
                           expiration dates, as indicated on the
                           appropriate bills or notices for such
                           payments, provided that such support has
                           been received by the Master Servicer at
                           least 30 calendar days prior to these
                           dates, or such other number of days
                           specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)            Any late payment penalties in connection                N/A
                           with any payment to be made on behalf of
                           an obligor are paid from the Master
                           Servicer's funds and not charged to the
                           obligor, unless the late payment was due
                           to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)           Disbursements made on behalf of an                      N/A
                           obligor are posted within two business
                           days to the obligor's records maintained
                           by the Master Servicer, or such other
                           number of days specified in the
                           transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)            Delinquencies, charge-offs and                                                  Master Servicer
                           uncollectible accounts are recognized and
                           recorded in accordance with the
                           transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)             Any external enhancement or other                       N/A
                           support, identified in Item 1114(a)(1)
                           through (3) or Item 1115 of Regulation
                           AB, is maintained as set forth in the
                           transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

SCHEDULE C
PART II - FORM 10-D DISCLOSURE ITEMS


-------------------------------------------------------------------------------------------------------------------
                                           FORM 10-D DISCLOSURE ITEMS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
-------------------------------------------------------------------------------------------------------------------
Item 1: Distribution and Pool Performance Information

-------------------------------------------------------------------------------------------------------------------
Information included in the Monthly Servicer's                                 Master Servicer
Certificate                                                                     Administrator

-------------------------------------------------------------------------------------------------------------------
Any information required by 1121 which is NOT included                            Depositor
on the Monthly Servicer's Certificate

-------------------------------------------------------------------------------------------------------------------
Item 2: Legal Proceedings

o        Any legal proceeding pending against
         the following entities or their
         respective property, that is material
         to Certificateholders, including
         any proceeding known to be contemplated
         by governmental authorities:
-------------------------------------------------------------------------------------------------------------------
o        Issuing Entity (Trust Fund)                                              Depositor
-------------------------------------------------------------------------------------------------------------------
o        Sponsor (Seller)                                       Seller (if a party to the Sales and Servicing
                                                                           Agreement) or Depositor
-------------------------------------------------------------------------------------------------------------------
o        Depositor                                                                Depositor
-------------------------------------------------------------------------------------------------------------------
o        Indenture Trustee                                                    Indenture Trustee
-------------------------------------------------------------------------------------------------------------------
o        Administrator                                                          Administrator
-------------------------------------------------------------------------------------------------------------------
o        Master Servicer                                                       Master Servicer
-------------------------------------------------------------------------------------------------------------------
o        Owner Trustee                                                          Owner Trustee
-------------------------------------------------------------------------------------------------------------------
o        1110(b) Originator                                                       Depositor
-------------------------------------------------------------------------------------------------------------------
o        Any 1108(a)(2) Servicer (other than the Master                           Depositor
         Servicer or Administrator)
-------------------------------------------------------------------------------------------------------------------
o        Any other party contemplated by 1100(d)(1)                               Depositor

-------------------------------------------------------------------------------------------------------------------
Item 3:  Sale of Securities and Use of Proceeds                                   Depositor

Information from Item 2(a) of Part II of Form 10-Q

With respect to any sale of securities by the sponsor,
depositor or issuing entity, that are backed by the
same asset pool or are otherwise issued by the issuing
entity, whether or not
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                           FORM 10-D DISCLOSURE ITEMS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
-------------------------------------------------------------------------------------------------------------------
registered, provide the sales and use of proceeds
information in Item 701 of Regulation S-K. Pricing
information can be omitted if securities were not
registered.

-------------------------------------------------------------------------------------------------------------------
Item 4:  Defaults Upon Senior Securities                                        Administrator

Information from Item 3 of Part II of Form 10-Q

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

-------------------------------------------------------------------------------------------------------------------
Item 5:  Submission of Matters to a Vote of Security                            Administrator
Holders                                                                       Indenture Trustee

Information from Item 4 of Part II of Form 10-Q

-------------------------------------------------------------------------------------------------------------------
Item 6:  Significant Obligors of Pool Assets                                      Depositor

Item 1112(b) - Significant Obligor Financial Information*

-------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

-------------------------------------------------------------------------------------------------------------------
Item 7:  Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*

-------------------------------------------------------------------------------------------------------------------
o        Determining applicable disclosure threshold                              Depositor
-------------------------------------------------------------------------------------------------------------------
o        Requesting required financial information                                Depositor
         (including any required accountants' consent to
         the use thereof) or effecting incorporation by
         reference

-------------------------------------------------------------------------------------------------------------------
Item 1115(b) - Derivative Counterparty Financial
Information*

-------------------------------------------------------------------------------------------------------------------
o        Determining current maximum probable exposure                            Depositor
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                           FORM 10-D DISCLOSURE ITEMS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
-------------------------------------------------------------------------------------------------------------------
o        Determining current significance percentage                              Depositor
-------------------------------------------------------------------------------------------------------------------
o        Requesting required financial information                                Depositor
         (including any required accountants' consent to
         the use thereof) or effecting incorporation by
         reference

-------------------------------------------------------------------------------------------------------------------

*This information need only be reported on the Form
10-D for the distribution period in which updated information is required pursuant to the Items.

-------------------------------------------------------------------------------------------------------------------
Item 8:  Other Information                                    Any party responsible for the applicable Form 8-K
                                                                               Disclosure item
Disclose any information required to be reported on
Form 8-K during the period covered by the Form 10-D but
not reported

-------------------------------------------------------------------------------------------------------------------
Item 9:  Exhibits
-------------------------------------------------------------------------------------------------------------------
                                                                                Administrator
Monthly Statement to Certificateholders

-------------------------------------------------------------------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
material agreements

-------------------------------------------------------------------------------------------------------------------

SCHEDULE C
PART III - FORM 10-K DISCLOSURE ITEMS

-------------------------------------------------------------------------------------------------------------------
                           FORM 10-K DISCLOSURE ITEMS
-------------------------------------------------------------------------------------------------------------------
                   Item on Form 10-K                                         Responsible Party
-------------------------------------------------------------------------------------------------------------------
Item 1B: Unresolved Staff Comments                        Depositor


-------------------------------------------------------------------------------------------------------------------
Item 9B: Other Information                                Any party responsible for disclosure items on Form 8-K
-------------------------------------------------------------------------------------------------------------------
Item 15: Exhibits, Financial Statement Schedules          Depositor
-------------------------------------------------------------------------------------------------------------------
Additional Item:                                          (i) All parties to the Sale and Servicing Agreement (as
                                                          to themselves), (ii) the Depositor as to the issuing
Disclosure per Item 1117 of Reg AB                        entity, (iii) the Depositor as to the sponsor, any
                                                          1106(b) originator, any 1100(d)(1) party
-------------------------------------------------------------------------------------------------------------------
Additional Item:                                          (i) All parties to the Sale and Servicing Agreement (as
                                                          to themselves), (ii) the Depositor as to he sponsor,
Disclosure per Item 1119 of Reg AB                        originator, significant obligor, enhancement or support
                                                          provider
-------------------------------------------------------------------------------------------------------------------
Additional Item:                                          Depositor/ Master Servicer

Disclosure per Item 1112(b) of Reg AB
-------------------------------------------------------------------------------------------------------------------
Additional Item:                                          Depositor

Disclosure per Items 1114(b) and 1115(b) of Reg AB

-------------------------------------------------------------------------------------------------------------------

SCHEDULE C
PART IV - FORM 8-K DISCLOSURE (REPORTABLE EVENTS)

-------------------------------------------------------------------------------------------------------------------
                    FORM 8-K DISCLOSURE (REPORTABLE EVENTS)

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
-------------------------------------------------------------------------------------------------------------------
Item 1.01- Entry into a Material Definitive Agreement      All parties as to themselves

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus.

-------------------------------------------------------------------------------------------------------------------
Item 1.02- Termination of a Material Definitive Agreement  All parties as to themselves

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

-------------------------------------------------------------------------------------------------------------------
Item 1.03- Bankruptcy or Receivership                      Depositor

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:

-------------------------------------------------------------------------------------------------------------------
o        Sponsor (Seller)                                  Depositor/Sponsor (Seller)
-------------------------------------------------------------------------------------------------------------------
o        Depositor                                         Depositor
-------------------------------------------------------------------------------------------------------------------
o        Master Servicer                                   Master Servicer
-------------------------------------------------------------------------------------------------------------------
o        Affiliated Servicer                               Master Servicer
-------------------------------------------------------------------------------------------------------------------
o        Other Servicer servicing 20% or more of the       Master Servicer
         pool assets at the time of the
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                    FORM 8-K DISCLOSURE (REPORTABLE EVENTS)

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
         report
-------------------------------------------------------------------------------------------------------------------
o        Other material servicers                          Master Servicer
-------------------------------------------------------------------------------------------------------------------
o        Indenture Trustee                                 Indenture Trustee
-------------------------------------------------------------------------------------------------------------------
o        Administrator                                     Administrator
-------------------------------------------------------------------------------------------------------------------
o        Significant Obligor                               Depositor
-------------------------------------------------------------------------------------------------------------------
o        Credit Enhancer (10% or more)                     Depositor
-------------------------------------------------------------------------------------------------------------------
o        Derivative Counterparty                           Depositor
-------------------------------------------------------------------------------------------------------------------
o        Owner Trustee                                     Owner Trustee

-------------------------------------------------------------------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase   Depositor
a Direct Financial Obligation or an Obligation under an    Master Servicer
Off-Balance Sheet Arrangement                              Administrator

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

-------------------------------------------------------------------------------------------------------------------
Item 3.03- Material Modification to Rights of Security     Administrator
Holders                                                    Indenture Trustee
                                                           Depositor

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

-------------------------------------------------------------------------------------------------------------------
Item 5.03- Amendments of Articles of Incorporation or      Depositor
Bylaws; Change of Fiscal Year

Disclosure is required of any amendment "to the governing documents of the issuing entity".

-------------------------------------------------------------------------------------------------------------------
Item 6.01- ABS Informational and                           Depositor
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                    FORM 8-K DISCLOSURE (REPORTABLE EVENTS)

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Computational Material
-------------------------------------------------------------------------------------------------------------------
Item 6.02- Change of Master Servicer or Administrator      A change of both - Depositor/Indenture Trustee

Requires disclosure of any removal, replacement,           A change of Servicer, Master Servicer or Administrator
substitution or addition of any master servicer,           - Master Servicer/Administrator/Depositor/
affiliated servicer, and other servicer servicing
10% or more of pool assets at time of report, other
material servicers or Indenture Trustee.
-------------------------------------------------------------------------------------------------------------------
                                                           Master Servicer/Depositor

Reg AB disclosure about any new servicer or master
servicer is also required.
-------------------------------------------------------------------------------------------------------------------
                                                           New Indenture Trustee

Reg AB disclosure about any new Indenture Trustee is
also required.
-------------------------------------------------------------------------------------------------------------------
Item 6.03- Change in Credit Enhancement or External        N/A
Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.
Applies to external credit enhancements as well as derivatives.

-------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement provider is Depositor also required.

-------------------------------------------------------------------------------------------------------------------
Item 6.04- Failure to Make a Required Distribution         Master Servicer
                                                           Indenture Trustee
-------------------------------------------------------------------------------------------------------------------
Item 6.05- Securities Act Updating Disclosure              Depositor

If any material pool characteristic differs by 5% or
more at the time of issuance of the securities from
the description in the final prospectus, provide
updated Reg AB disclosure about the actual asset
pool.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                    FORM 8-K DISCLOSURE (REPORTABLE EVENTS)

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
-------------------------------------------------------------------------------------------------------------------
If there are any new servicers or originators required     Depositor
to be disclosed under Regulation AB as a result of
the foregoing, provide the information called for in
Items 1108 and 1110 respectively.

-------------------------------------------------------------------------------------------------------------------
Item 7.01- Reg FD Disclosure                               Depositor

-------------------------------------------------------------------------------------------------------------------
Item 8.01- Other Events                                    Depositor

Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.

-------------------------------------------------------------------------------------------------------------------
Item 9.01- Financial Statements and Exhibits               Responsible party, as applicable, for
                                                           reporting/disclosing the financial statement or exhibit
-------------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE D


                           PERFORMANCE CERTIFICATION
                           (REPORTING SUBCONTRACTOR)

      Re:   Wachovia Auto Owner Trust 2006-A


      The undersigned [Reporting Subcontractor] hereby certifies to ____________ and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Issuer to be signed by an officer of the Master Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. The [Reporting Subcontractor] has reviewed the information and reports provided by it to the Depositor and the Master Servicer pursuant to the Agreement with respect to the assessment of the Servicing Criteria under
Section 9.05 of the Agreement (the "Information");

      2. Based on the [Reporting Subcontractor]'s knowledge, the Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required in the Information and necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period covered by the 10-K report; and

      3. The assessment of the Servicing Criteria required to be provided by the [Reporting Subcontractor] pursuant to the Agreement, has been provided to the Depositor and the Master Servicer. Any material instance of noncompliance with the applicable Servicing Criteria has been disclosed in such report.

      Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement, dated as of June 1, 2006 (the "Agreement"), among Wachovia Auto Owner Trust 2006-A, as issuer, Pooled Auto Securities Shelf LLC, as depositor and Wachovia Bank, National Association, as seller and as master servicer.



                                           [[REPORTING SUBCONTRACTOR]


                                           By:________________________________
                                                Name:
                                                Title:


                                           Date:    _________________________

                                                                     SCHEDULE E


                           PERFORMANCE CERTIFICATION
                               (MASTER SERVICER)


      Re:   Wachovia Auto Owner Trust 2006-A

      The undersigned Master Servicer hereby certifies to ___________ and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Issuer to be signed by an officer of the Master Servicer and submitted to the Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1.    I have reviewed:

            (i) the servicer compliance statement of the Master Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement");

            (ii) the report on assessment of the Master Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Item 1122 of Regulation AB (the "Servicing Assessment");

            (iii) the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"); and

            (iv) all servicing reports, officer's certificates and other information relating to the servicing of the Receivables by the Master Servicer during 200__ that were delivered by the Master Servicer to the Indenture Trustee pursuant to the Agreement (collectively, the "Servicing Information").

      2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information.

      3. Based on my knowledge, all of the Servicing Information required to be provided by the Master Servicer under the Agreement has been provided to the Indenture Trustee.

      4. I am responsible for reviewing the activities performed by Wachovia Bank, National Association, as master servicer (the "Master Servicer"), under the Sale and Servicing Agreement, dated as of June 1, 2006 (the "Agreement"), among Wachovia Auto Owner Trust 2006-A, as issuer (the "Issuer"), Pooled Auto Securities Shelf LLC, as depositor, and Wachovia

Bank, National Association, as seller and as Master Servicer, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Master Servicer has fulfilled its obligations under the Agreement in all material respects.

      5. The Compliance Statement required to be delivered by the Master Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Master Servicer and by any Reporting Subcontractor pursuant to the Agreement, have been provided to the Indenture Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

                                         WACHOVIA BANK, NATIONAL ASSOCIATION

                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                         Date:
                                              ---------------------------------

                                                                      EXHIBIT A


              REPRESENTATIONS AND WARRANTIES AS TO THE RECEIVABLES


      The following representations and warranties shall be made in respect of the Initial Receivables being transferred to the Issuer on the Closing Date as of the Initial Cutoff Date, the Subsequent Receivables being transferred to the Issuer on a Subsequent Transfer Date as of the related Subsequent Cutoff Date, or all of the Receivables being transferred to the Issuer on their respective Cutoff Dates. In the case of Subsequent Receivables, references to the Closing Date shall be deemed to be references to the related Subsequent Transfer Date.

      (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States by a Dealer located in the United States for the retail sale of a Financed Vehicle in the ordinary course of the applicable Dealer's business in accordance with the Seller's credit policies as of the date of origination or acquisition of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing Dealer Agreement (or approved form of assignment) and has been validly assigned by such Dealer to the Seller, (B) has created a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest shall be perfected and prior to any other interest in such Financed Vehicle, and which security interest is assignable by the Seller and reassignable by the assignee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) shall, except as otherwise provided in the Sale and Servicing Agreement, provide for level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over its original term and shall provide for a finance charge or shall yield interest at its Contract Rate, (E) is a Simple Interest Receivable, (F) is due from an Obligor with a mailing address within the United States or its territories, (G) to the best of the Seller's knowledge, is due from an Obligor who is a natural person and (H) to the best of the Seller's knowledge, is not assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

      (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the close of business on the Cutoff Date, and the Receivables were selected (a) from those motor vehicle receivables of the Seller which met the selection criteria set forth in this Agreement and (b) using selection procedures, believed by the Seller, not to be adverse to the Noteholders.

      (iii) Compliance with Law. Each Receivable complied at the time it was originated or made, and at the Closing Date complies, in all material respects with all requirements of applicable federal, State and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder (including usury laws).

      (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as (A) enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act or by any similar applicable State law.

      (v) No Government Obligor. No Receivable is due from the United States or any State or any agency, department, subdivision or instrumentality thereof.

      (vi) Obligor Bankruptcy. To the best of the Seller's knowledge, at the Cutoff Date, no Obligor is the subject of a bankruptcy proceeding.

      (vii) Security Interest in Financed Vehicles. Immediately prior to the transfer of the Receivables by the Seller to the Depositor, each Receivable was secured by a valid, binding and enforceable first priority perfected security interest in favor of the Seller in the related Financed Vehicle, which security interest has been validly assigned by the Seller to the Depositor. The Master Servicer has received, or will receive within 180 days after the Closing Date, the original certificate of title for each Financed Vehicle (other than any Financed Vehicle that is subject to a certificate of title statute or motor vehicle registration law that does not require that the original certificate of title for such Financed Vehicle be delivered to the Seller).

      (viii) Receivables in Force. No Receivable shall have been satisfied, subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the Lien granted by the related Receivable.

      (ix) No Waivers. No provision of a Receivable shall have been waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

      (x) No Amendments. No Receivable shall have been amended or modified in such a manner that the total number of Monthly Payments has been increased or decreased or that the related Amount Financed has been increased or decreased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

      (xi) No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Seller has not received written notice of the assertion with respect to any Receivable of any such right of rescission, setoff, counterclaim or defense.

      (xii) No Liens. No Liens or claims shall have been filed, including Liens for work, labor or materials or for unpaid local, State or federal taxes relating to any Financed Vehicle that shall be prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Receivable.

      (xiii) No Defaults; Repossessions. Except for payment defaults that, as of the Cutoff Date, have been continuing for a period of not more than 30 days, no default, breach or violation under the terms of any Receivable, permitting acceleration, shall have occurred as of the Cutoff Date and no continuing condition that with notice or the lapse of time or both would constitute a default, breach or violation under the terms of any Receivable, permitting acceleration, shall have arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder. On or prior to the Cutoff Date, no Financed Vehicle has been repossessed.

      (xiv) Insurance. Each Receivable requires the related Obligor to obtain physical damage insurance covering the related Financed Vehicle and to maintain such insurance.

      (xv) Title. It is the intention of the Seller that the transfers and assignments herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the appointment of a receiver or conservator for the Seller under any receivership, bankruptcy law, insolvency or banking law; no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser, and no provision of a Receivable shall have been waived, except as provided in clause (ix) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others, except for Liens that shall be released on or before the Closing Date; immediately upon the transfer and assignment thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

      (xvi) Security Interest Matters. This Agreement creates a valid and continuing "security interest" (as defined in the UCC) in the Receivables in favor of the Depositor, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Seller. With respect to each Receivable, the Seller has taken all steps necessary to perfect its security interest against the related Obligor in the related Financed Vehicle. The Receivables constitute "tangible chattel paper" (as defined in the UCC). The Seller has caused or will cause prior to the Closing Date the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law necessary to perfect the security interest in the Receivables granted to the Depositor under the Receivables Purchase Agreement. Other than the security interest granted to the Depositor under the Receivables Purchase Agreement, the Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Depositor under the Sale and Servicing Agreement or that has been terminated. The motor vehicle retail installment sale contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor, the Issuer or the Indenture Trustee. The Seller is not aware of any judgment or tax lien filings against the Seller.

      (xvii) Financing Statements. All financing statements filed or to be filed against the Seller in favor of the Issuer (as assignee of the Depositor) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer". All financing statements filed or to be filed against the Seller in favor of the Indenture Trustee (as assignee of the Issuer) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee".

      (xviii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or the Sale and Servicing Agreement or the pledge of such Receivables hereunder or under the Indenture is unlawful, void or voidable or under which such Receivable would be rendered void or voidable as a result of any such sale, transfer, assignment, conveyance or pledge. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

      (xix) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Purchaser, the Issuer and the Indenture Trustee a first priority security interest in the Receivables shall have been made or will be made on the Closing Date.

      (xx) One Original. There shall be only one original executed copy of each Receivable.

      (xxi) Location of Receivable Files. Each Receivable File shall be kept at one of the locations listed in Schedule A.

      (xxii) Custodial Agreements. Immediately prior to the transfer of the Receivables by the Seller to the Purchaser, the Seller, an Affiliate of the Seller or an agent on behalf of the Seller had possession of the Receivable Files and there were no, and there will not be, any custodial agreements in effect affecting the right or ability of the Seller to make, or cause to be made, any delivery required under this Agreement.

      (xxiii) Bulk Transfer Laws. The transfer of the Receivables and the Receivable Files by the Seller to the Purchaser pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

      (xxiv) Principal Balance. Each Receivable had an original Principal Balance of not more than $150,000.00 and a remaining Principal Balance, as of the Cutoff Date, of not less than $500.00.

      (xxv) New and Used Vehicles. As of the Initial Cutoff Date, approximately 53.36% of the Pool Balance was secured by new Financed Vehicles and approximately 46.64% of the Pool Balance was secured by used Financed Vehicles.

      (xxvi) Origination. Each Receivable was originated after December 1,
1999.

      (xxvii) Original Term to Maturity. Each Receivable had an original term to maturity of not more than 72 months and not less than 12 months and a remaining term to maturity as of the Cutoff Date, of not more than 72 months and not less than three months.

      (xxviii) Weighted Average Remaining Term to Maturity. As of the Initial Cutoff Date, the weighted average remaining term to maturity of the Receivables owned by the Seller was approximately 62.01 months, and following the end of the Pre-Funding Period, the weighted average remaining term to maturity of the Receivables as of their respective Cutoff Dates will not exceed 63 months.

      (xxix) Annual Percentage Rate. Each Receivable has a Contract Rate of at least 0.90% and not more than 19.99%, and following the end of the Pre-Funding Period, the weighted average Contract Rate of the Receivables as of their respective Cutoff Dates will be at least 7.95%.

      (xxx) Simple Interest Method. All payments with respect to the Receivables have been allocated consistently in accordance with the Simple Interest Method.

      (xxxi) Marking Records. As of the Closing Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Purchaser by the Seller and transferred and assigned by the Purchaser to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

      (xxxii) Chattel Paper. Each Receivable constitutes "tangible chattel paper" within the meaning of the UCC as in effect in the State of origination.

      (xxxiii) Final Scheduled Distribution Date. No Receivable has a final scheduled payment date later than six months prior to the Class B Final Scheduled Distribution Date.

      (xxxiv) No Fleet Sales. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than seven Financed Vehicles).

      (xxxv) No Fraud or Misrepresentation. Each Receivable that was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, was so originated and sold without fraud or misrepresentation on the part of such Dealer in either case.

      (xxxvi) No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

      (xxxvii) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

      (xxxviii) No Consent. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Purchaser or the Issuer or the pledge of the Receivables by the Issuer to the Indenture Trustee.

      (xxxix) Other Receivables. To the best of the Seller's knowledge, neither the Obligor on any Receivable nor any of its Affiliates is the obligor on Receivables with an aggregate principal amount representing more than 0.10% of the aggregate Principal Balance of the Receivables as of the Cutoff Date.

      (xl) FICO Score. Following the end of the Pre-Funding Period, the weighted average FICO score of the Receivables as of their respective Cutoff Dates (based on the FICO score recorded at the respective dates of origination of such Receivables) will be at least 715.

      (xli) Obligor Mailing Address. Following the end of the Pre-Funding Period, no more than 24.00%, 20.00% and 17.00% of the Receivables as of their respective Cutoff Dates will have an obligor mailing address in North Carolina, Florida and Georgia, respectively.

                                                                      EXHIBIT B

                         FORM OF DISTRIBUTION STATEMENT

                        Wachovia Auto Owner Trust 2006-A


1.   Collection Period                                                                  ___________

2.   Determination Date                                                                 ___________

3.   Distribution Date                                                                  ___________

4,   Priority Principal Distributable Amount                                            $__________

5,   Secondary Principal Distributable Amount                                           $__________

6.   Interest Distributable Amount                                                      $__________

     a.  Class A-1 Notes:  $         per $1,000 original principal amount
     b.  Class A-2 Notes:  $         per $1,000 original principal amount
     c.  Class A-3 Notes:  $         per $1,000 original principal amount
     d.  Class A-4 Notes:  $         per $1,000 original principal amount
     e.  Class B Notes:    $         per $1,000 original principal amount

7.   Available Collections                                                              $__________

8.   Available Funds                                                                    $__________

9.   Pool Balance as of the close of business on the last day of the Collection
     Period $__________ (per $1,000 original principal amount)

10.  Note Pool Factor                                                                   $__________

     a.  Class A-1 Notes:                                                               $__________
     b.  Class A-2 Notes:                                                               $__________
     c.  Class A-3 Notes:                                                               $__________
     d.  Class A-4 Notes:                                                               $__________
     e.  Class B Notes:                                                                 $__________

11.  Note Balance                                                                       $__________

     a.  Class A-1 Notes:                                                               $__________
     b.  Class A-2 Notes:                                                               $__________
     c.  Class A-3 Notes:                                                               $__________
     d.  Class A-4 Notes:                                                               $__________
     e.  Class B Notes:                                                                 $__________

12.  Reserve Fund Amount                                                                $__________
     change from immediately preceding Distribution Date                                $__________

13.  Required Reserve Fund Amount                                                       $__________

14.  The amount by which the Required Reserve Fund Amount
     exceeds the Reserve Fund Amount                                                    $__________

15.  Reserve Fund Draw Amount                                                           $__________


                                      B-1

16.  Total Servicing Fee                                                                $__________

     a.  Monthly Servicing Fee                                                          $__________
     b.  Amount unpaid from prior months                                                $__________

17.  Total Trustee Fees                                                                 $__________

     a.  Monthly Trustee Fees                                                           $__________
     b.  Amount unpaid from prior months                                                $__________

18.  Required Payment Amount                                                            $__________

19.  The amount by which the Required Payment Amount exceeds the sum of
     Available Collections plus the Reserve
     Fund Draw Amount                                                                   $__________

20.  Aggregate Purchase Amount of Purchased Receivables                                 $__________

21.  Aggregate Amount of Defaulted Receivables                                          $__________

22.  Net Losses on the Receivables                                                      $__________

23.  Cumulative Net Losses ($)                                                          $__________

24.  Cumulative Net Loss Percentage                                                     __________%

25.  Sequential Payment Trigger                                                         ___________

26.  Yield Supplement Overcollateralization Target Amount $

27.  Yield Supplement Overcollateralization Amount $

28.  Regular Overcollateralization Target Amount and the amount by which the
     Pool Balance as of the last day of the related Collection Period plus the
     Pre-Funding Account Amount as of the last day of the related Collection
     Period less the Yield Supplement Overcollateralization Amount for such
     Distribution Date exceeds the Note Balance                                         $__________

29. Amount by which the Pool Balance Exceeds the Note Balance                           $__________

30.  Aggregate Principal Balance of Receivables                                         $__________

     a.  30 to 59 days past due (No. of Receivables ____)                               $__________
     b.  60 to 89 days past due (No. of Receivables ____)                               $__________
     c.  90 or more days past due (No. of Receivables ____)                             $__________

31.  Excess Collections                                                                 $__________

32. Amount withdrawn from Pre-Funding Account
     to purchase subsequent Receivables                                                 $__________

33.  Pre-Funding Account Amount                                                         $__________

34.  Investment Earnings on Deposits in Pre-Funding Account                             $__________

35.  Negative Carry Account Draw Amount                                                 $__________

36. Nonrecoverable Advances                                                             $__________


                                      B-2

37.Instructions to the Indenture Trustee

    a. From the Collection Account:

         1.   To the Master Servicer                                                    $__________

         2.   To the Trustees                                                           $__________

         3.   To the Note Payment Account                                               $__________

         4.   To the Reserve Fund                                                       $__________

         5.   To the Certificate Payment Account                                        $__________

    b. From the Note Payment Account:

         1.   To the Class A-1 Noteholders                                              $__________

         2.   To the Class A-2 Noteholders                                              $__________

         3.   To the Class A-3 Noteholders                                              $__________

         4.   To the Class A-4 Noteholders                                              $__________

         5.   To the Class B Noteholders                                                $__________

    c. From the Certificate Payment Account:

         1.   To the Certificateholders                                                 $__________

    d. From the Reserve Fund:

         1.To the Collection Account                                                    $__________

         2.To the Certificateholders                                                    $__________

    e. For the Distribution Date following the Collection Period in which the Pre-Funding Period ends only:

         1.   From the Pre-Funding Account to the Note Payment Account                  $__________

         2.   From the Negative Carry Account to the Collection Account                 $__________

                                                                      EXHIBIT C


                     FORM OF MASTER SERVICER'S CERTIFICATE

                        Wachovia Auto Owner Trust 2006-A


1.   Collection Period                                                                  ___________

2.   Determination Date                                                                 ___________

3.   Distribution Date                                                                  ___________

4.   Priority Principal Distributable Amount                                            $__________

5.   Secondary Principal Distributable Amount                                           $__________

6.   Interest Distributable Amount                                                      $__________

     a.  Class A-1 Notes:  $         per $1,000 original principal amount
     b.  Class A-2 Notes:  $         per $1,000 original principal amount
     c.  Class A-3 Notes:  $         per $1,000 original principal amount
     d.  Class A-4 Notes:  $         per $1,000 original principal amount
     e.  Class B Notes:    $         per $1,000 original principal amount

7.   Available Collections                                                              $__________

8.   Available Funds                                                                    $__________

9.   Pool Balance as of the close of business on the last day of the Collection         $__________
     Period (per $1,000 original principal amount)

10.  Note Pool Factor                                                                   $__________

     a.  Class A-1 Notes:                                                               $__________
     b.  Class A-2 Notes:                                                               $__________
     c.  Class A-3 Notes:                                                               $__________
     d.  Class A-4 Notes:                                                               $__________
     e.  Class B Notes:                                                                 $__________

11.  Note Balance                                                                       $__________

     a.  Class A-1 Notes:                                                               $__________
     b.  Class A-2 Notes:                                                               $__________
     c.  Class A-3 Notes:                                                               $__________
     d.  Class A-4 Notes:                                                               $__________
     e.  Class B Notes:                                                                 $__________

12.  Reserve Fund Amount                                                                $__________
     change from immediately preceding Distribution Date                                $__________

13.  Required Reserve Fund Amount                                                       $__________

14.  The amount by which the Required Reserve Fund Amount
     exceeds the Reserve Fund Amount                                                    $__________


                                      C-1

15.  Reserve Fund Draw Amount                                                           $__________

16.  Total Servicing Fee                                                                $__________

     a.  Monthly Servicing Fee                                                          $__________
     b.  Amount unpaid from prior months                                                $__________

17.  Total Trustee Fees                                                                 $__________

     a.  Monthly Trustee Fees                                                           $__________
     b.  Amount unpaid from prior months                                                $__________

18.  Required Payment Amount                                                            $__________

19.  The amount by which the Required Payment Amount exceeds the sum of
     Available Collections plus the Reserve
     Fund Draw Amount                                                                   $__________

20.  Aggregate Purchase Amount of Purchased Receivables                                 $__________

21.  Aggregate Amount of Defaulted Receivables                                          $__________

22.  Net Losses on the Receivables                                                      $__________

23.  Cumulative Net Losses ($)                                                          $__________

24.  Cumulative Net Loss Percentage                                                     __________%

25.  Sequential Payment Trigger                                                         ___________

26.  Yield Supplement Overcollateralization Target Amount $

27.  Yield Supplement Overcollateralization Amount $

28.  Regular Overcollateralization Target Amount and the amount by which the
     Pool Balance as of the last day of the related Collection Period plus the
     Pre-Funding Account Amount as of the last day of the related Collection
     Period less the Yield Supplement Overcollateralization Amount for such
     Distribution Date exceeds the Note Balance                                         $__________

29.  Amount by which the Pool Balance Exceeds the Note Balance                          $__________

30.  Aggregate Principal Balance of Receivables                                         $__________

     a.  30 to 59 days past due (No. of Receivables ____)                               $__________
     b.  60 to 89 days past due (No. of Receivables ____)                               $__________
     c.  90 or more days past due (No. of Receivables ____)                             $__________

31.  Excess Collections                                                                 $__________

32.  Amount withdrawn from Pre-Funding Account
     to purchase subsequent Receivables                                                 $__________

33.  Pre-Funding Account Amount                                                         $__________

34.  Investment Earnings on Deposits in Pre-Funding Account                             $__________

35.  Negative Carry Account Draw Amount                                                 $__________


                                      C-2

36.  Nonrecoverable Advances                                                            $__________

37.  Instructions to the Indenture Trustee

     a. From the Collection Account:

         1.   To the Master Servicer                                                    $__________

         2.   To the Trustees                                                           $__________

         3.   To the Note Payment Account                                               $__________

         4.   To the Reserve Fund                                                       $__________

         5.   To the Certificate Payment Account                                        $__________

     b. From the Note Payment Account:

         1.   To the Class A-1 Noteholders                                              $__________

         2.   To the Class A-2 Noteholders                                              $__________

         3.   To the Class A-3 Noteholders                                              $__________

         4.   To the Class A-4 Noteholders                                              $__________

         5.   To the Class B Noteholders                                                $__________

     c. From the Certificate Payment Account:

         1.   To the Certificateholders                                                 $__________

     d. From the Reserve Fund:

         1.To the Collection Account                                                    $__________

         2.To the Certificateholders                                                    $__________

     e. For the Distribution Date following the Collection Period in which the Pre-Funding Period ends only:

         1.   From the Pre-Funding Account to the Note Payment Account                  $__________

         2.   From the Negative Carry Account to the Collection Account                 $__________

                                                                      EXHIBIT D


                   FORM OF SECOND-TIER SUBSEQUENT ASSIGNMENT

      For value received, in accordance with the Sale and Servicing Agreement, dated as of June 1, 2005 (the "Sale and Servicing Agreement"), among Wachovia Auto Owner Trust 2006-A (the "Issuer"), Pooled Auto Securities Shelf LLC (the "Depositor"), and Wachovia Bank, National Association, the Depositor hereby irrevocably sells, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations of the Depositor herein and in the Sale and Servicing Agreement), all right, title and interest of the Depositor, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

            (i) the Subsequent Receivables listed on Schedule A to the related Second-Tier Subsequent Assignment and all amounts due and collected on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to Section
      2.04 of the Sale and Servicing Agreement or the purchase of Subsequent Receivables by the Master Servicer pursuant to Section 3.08 or 8.01 of the Sale and Servicing Agreement) after the related Subsequent Cutoff Date;

            (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles;

            (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed Vehicles or the related Obligors;

            (iv) the Receivable Files that relate to the Subsequent
      Receivables;

            (v) any proceeds of Dealer Recourse;

            (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Depositor;

            (vii) all of the Depositor's rights under the related First-Tier Subsequent Assignment; and

            (viii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      The Subsequent Cutoff Date for each Subsequent Receivable is ___________, 200_.

      The Depositor hereby represents that as of the Subsequent Cutoff Date, the aggregate Principal Balance of the Subsequent Receivables was $___________.

      In the event that the foregoing sale, transfer, assignment and conveyance is deemed to be a pledge, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right to and interest in the Subsequent Receivables and other property described in clauses (i) through
(viii) above to secure a loan deemed to have been made by the Issuer to the Depositor in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon.

      THIS SECOND-TIER SUBSEQUENT ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS OF THE DEPOSITOR UNDER THIS SECOND-TIER SUBSEQUENT ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      This Second-Tier Subsequent Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Depositor contained in the Sale and Servicing Agreement and is to be governed by the Sale and Servicing Agreement.

      Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this Second-Tier Subsequent Assignment to be duly executed as of _________ __, 200_.

                                               POOLED AUTO SECURITIES SHELF LLC


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                                     SCHEDULE A
                                                                          to
                                                                      EXHIBIT D


                       SCHEDULE OF SUBSEQUENT RECEIVABLES











                            Schedule A to Exhibit D

                                                                       ANNEX A
                                                                          to
                                                                      EXHIBIT D


                             OFFICER'S CERTIFICATE

      ___________, a __________ of Pooled Auto Securities Shelf LLC (the "Depositor"), does hereby certify, pursuant to Section 2.01(d)(xv) of the Sale and Servicing Agreement, dated as of June 1, 2006 (the "Sale and Servicing Agreement"), among Wachovia Auto Owner Trust 2006-A (the "Issuer"), the Depositor and Wachovia Bank, National Association, that all of the conditions to the transfer to the Issuer of the Subsequent Receivables listed on Schedule A to the Second-Tier Subsequent Assignment delivered herewith and the other property and rights related to such Subsequent Receivable, as described in
Section 2.01(d) of the Sale and Servicing Agreement, have been satisfied on or prior to the related Subsequent Transfer Date.

      Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned have caused this certificate to be duly executed this _____ day of ______________ __, 200_.




                                                           --------------------
                                                           Name:
                                                           Title:



                              Annex A to Exhibit D